UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2019

Item 1.

Reports to Stockholders

Fidelity® SAI Tax-Free Bond Fund Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Five States as of January 31, 2019

% of fund's net assets
Texas	13.9
Illinois	9.6
New York	9.1
New Jersey	5.2
Florida	4.6

Top Five Sectors as of January 31, 2019

% of fund's net assets
General Obligations	23.0
Health Care	18.1
Transportation	15.4
Education	8.1
Electric Utilities	7.5

Quality Diversification (% of fund's net assets)

As of January 31, 2019
AAA	4.0%
AA,A	68.7%
BBB	11.3%
BB and Below	1.6%
Not Rated	0.8%
Short-Term Investments and Net Other Assets	13.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments January 31, 2019

Showing Percentage of Net Assets

Municipal Bonds - 85.7%
	Principal Amount	Value
Alabama - 1.4%
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds:
(Alabama Pwr. Co. Barry Plant Proj.) Series 2008, 2.9%, tender 12/12/23 (a)	$4,000,000	$4,000,000
Series 2009 E, 1.85%, tender 3/24/20 (a)	3,100,000	3,085,058

TOTAL ALABAMA		7,085,058

Arizona - 4.6%
Arizona Ctfs. of Prtn. Series 2019 A, 5% 10/1/24 (b)	315,000	359,157
Arizona State Lottery Rev. Series 2019, 5% 7/1/25 (b)	5,040,000	5,765,256
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.) Series 2005, 2.4%, tender 8/14/23 (a)	265,000	267,499
Maricopa County Indl. Dev. Auth. Bonds Series 2019 B, 5%, tender 9/1/24 (a)	650,000	730,106
Maricopa County Indl. Dev. Auth. Rev. Series 2017, 5% 1/1/41	4,100,000	4,603,767
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016, 6% 1/1/48 (c)	575,000	577,835
Maricopa County Spl. Health Care District Gen. Oblig. Series 2018 C, 5% 7/1/36	2,300,000	2,652,153
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev.:
(Arizona Salt River Proj.) Series A, 5% 1/1/38	2,850,000	3,272,342
Series 2017 A, 5% 1/1/38	3,000,000	3,488,850
Tempe Indl. Dev. Auth. Rev. (Mirabella At Asu, Inc. Proj.) Series 2017 A, 6.125% 10/1/52 (c)	760,000	815,016

TOTAL ARIZONA		22,531,981

California - 2.3%
California Edl. Facilities Auth. Rev. Series 2018 A, 5% 10/1/42	1,340,000	1,503,467
California Muni. Fin. Auth. Rev. Series 2017 A:
5% 7/1/42	1,000,000	1,091,660
5.25% 11/1/36	515,000	553,208
California Muni. Fin. Auth. Student Hsg. (CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/34	2,635,000	2,973,808
5% 5/15/39	1,175,000	1,294,263
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2017 A1, 5% 6/1/28	1,000,000	1,137,640
Washington Township Health Care District Rev.:
Series 2017 A, 5% 7/1/35	800,000	888,576
Series 2017 B:
5% 7/1/29	485,000	556,601
5% 7/1/30	970,000	1,104,704

TOTAL CALIFORNIA		11,103,927

Colorado - 1.6%
Colorado Health Facilities Auth.:
Bonds Series 2018 B, 5%, tender 11/20/25 (a)	1,000,000	1,175,780
Series 2018 A, 4% 11/15/48	960,000	974,102
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity)	240,000	223,858
Colorado Health Facilities Auth. Rev. Bonds Series 2016 C, 5%, tender 11/15/23 (a)	715,000	812,655
Colorado State Bldg. Excellent Schools Today Ctfs. of Prtn. Series 2018 N:
5% 3/15/37	2,000,000	2,311,660
5% 3/15/38	2,000,000	2,301,340

TOTAL COLORADO		7,799,395

Connecticut - 0.8%
Connecticut Gen. Oblig.:
Series 2016 B, 5% 5/15/27	15,000	17,064
Series 2017 A, 5% 4/15/33	245,000	272,457
Series 2018 A, 5% 4/15/38	1,000,000	1,093,980
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1, 5% 7/1/42	1,335,000	1,465,456
Bonds:
Series 2010 A4, 2%, tender 2/8/22 (a)	805,000	808,993
Series U1, 2%, tender 2/8/22 (a)(b)	105,000	105,521
Series K3, 5% 7/1/43	350,000	374,371

TOTAL CONNECTICUT		4,137,842

District Of Columbia - 1.6%
District of Columbia Gen. Oblig. Series 2017 D, 5% 6/1/42	500,000	567,255
District of Columbia Rev. Series 2018:
5% 10/1/20	600,000	630,408
5% 10/1/23	350,000	392,497
5% 10/1/25	495,000	572,096
5% 10/1/26	830,000	968,743
5% 10/1/27	905,000	1,064,723
5% 10/1/43	3,080,000	3,402,538

TOTAL DISTRICT OF COLUMBIA		7,598,260

Florida - 4.6%
Atlantic Beach Health Care facilities Series A, 5% 11/15/43	845,000	891,078
Central Florida Expressway Auth. Sr. Lien Rev. Series 2018:
5% 7/1/37	2,000,000	2,302,700
5% 7/1/40	3,000,000	3,419,940
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/29	2,475,000	2,777,990
5% 10/1/35	1,000,000	1,092,790
Hillsborough County Aviation Auth. Rev. Series 2018 F:
5% 10/1/37	1,510,000	1,751,932
5% 10/1/43	2,000,000	2,282,700
Manatee County School District Series 2017, 5% 10/1/28 (FSA Insured)	2,500,000	2,972,800
Pasco County School Board Ctfs. of Prtn. Series 2018 A, 5% 8/1/35 (Build America Mutual Assurance Insured)	2,000,000	2,319,300
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017, 5% 8/15/28	1,550,000	1,832,953
Tampa Hosp. Rev. (H. Lee Moffitt Cancer Ctr. Proj.) Series 2016 B, 5% 7/1/37	960,000	1,049,299

TOTAL FLORIDA		22,693,482

Georgia - 0.7%
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2011 A, 5% 1/1/21	100,000	105,107
Series 2018 A, 5% 1/1/21	275,000	290,048
Series C, 5% 1/1/22	100,000	107,522
Series HH:
5% 1/1/21	700,000	738,304
5% 1/1/22	1,825,000	1,971,913

TOTAL GEORGIA		3,212,894

Hawaii - 0.7%
Honolulu City & County Gen. Oblig.:
Series 2018 A, 5% 9/1/41	2,000,000	2,298,400
Series 2019 A, 5% 9/1/24	765,000	890,315

TOTAL HAWAII		3,188,715

Illinois - 9.6%
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	60,000	55,098
Series 2016 A, 7% 12/1/44	3,100,000	3,544,974
Series 2018 C, 5% 12/1/46	1,060,000	1,066,466
Chicago Midway Arpt. Rev. Series 2016 B, 5% 1/1/46	1,155,000	1,245,032
Chicago O'Hare Int'l. Arpt. Rev. Series 2018 B:
5% 1/1/36	2,250,000	2,570,963
5% 1/1/37	3,250,000	3,695,965
Illinois Fin. Auth. Rev.:
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A, 5% 7/15/25	300,000	352,200
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	2,150,000	2,133,918
5% 5/15/43	50,000	55,205
(Presence Health Proj.) Series 2016 C, 5% 2/15/36	1,000,000	1,126,570
Bonds (Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	100,000	99,202
Series 2012 A, 5% 5/15/22	1,000,000	1,094,100
Series 2016 C, 5% 2/15/31	2,500,000	2,893,075
Series 2016:
4% 12/1/35	360,000	365,702
5% 12/1/40	2,150,000	2,297,899
Series 2017 A, 5% 1/1/35	2,000,000	2,207,080
Series 2018 A:
4.25% 1/1/44	55,000	55,404
5% 1/1/38	215,000	234,167
5% 1/1/44	320,000	344,518
Illinois Gen. Oblig.:
Series 2012:
5% 8/1/19	2,000,000	2,026,047
5% 8/1/21	10,000	10,482
5% 8/1/22	60,000	63,582
5% 8/1/24	1,000,000	1,047,560
Series 2013, 5% 7/1/22	40,000	42,333
Series 2014:
5% 2/1/22	215,000	226,208
5% 2/1/23	180,000	190,804
5% 2/1/26	550,000	580,773
Series 2016:
5% 2/1/26	1,200,000	1,295,328
5% 2/1/27	1,100,000	1,191,025
Series 2017 C, 5% 11/1/29	1,000,000	1,070,810
Series 2017 D:
5% 11/1/24	685,000	736,512
5% 11/1/25	1,125,000	1,213,583
5% 11/1/27	2,000,000	2,169,240
Series 2018 A:
5% 10/1/24	500,000	537,110
5% 10/1/28	1,000,000	1,081,080
Series 2018 B, 5% 10/1/26	1,000,000	1,081,110
Kane & DeKalb Counties Cmnty. Unit School District #302 Series 2018, 5% 2/1/26	2,010,000	2,333,309
Metropolitan Pier & Exposition (McCormick Place Expansion Proj.) Series 2010 B1:
0% 6/15/46 (FSA Insured)	8,000,000	2,304,720
0% 6/15/47 (FSA Insured)	2,525,000	691,244
Railsplitter Tobacco Settlement Auth. Rev. Series 2017, 5% 6/1/27	1,200,000	1,380,552
Univ. of Illinois Rev. Series 2018 A, 5% 4/1/29	100,000	117,749

TOTAL ILLINOIS		46,828,699

Iowa - 0.2%
Iowa Fin. Auth. Rev. Series 2018 B, 5% 2/15/48	1,000,000	1,103,690
Kentucky - 2.1%
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 112) Series 2016 B, 5% 11/1/27	95,000	110,096
(Proj. No. 119) Series 2018, 5% 5/1/38	4,000,000	4,440,040
Series 2017, 5% 4/1/26	3,035,000	3,501,449
Kentucky, Inc. Pub. Energy Bonds Series C1, 4%, tender 6/1/25 (a)	2,000,000	2,107,680
Louisville & Jefferson County Series 2016 A, 5% 10/1/31	95,000	106,942

TOTAL KENTUCKY		10,266,207

Louisiana - 0.9%
Louisiana Pub. Facilities Auth. Rev. Series 2018 E:
5% 7/1/32	1,470,000	1,694,469
5% 7/1/33	1,195,000	1,369,817
5% 7/1/34	1,385,000	1,577,543

TOTAL LOUISIANA		4,641,829

Maine - 0.2%
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2013, 5% 7/1/33	395,000	417,673
Maine Tpk. Auth. Tpk. Rev. Series 2018, 5% 7/1/47	500,000	569,120

TOTAL MAINE		986,793

Maryland - 0.4%
Maryland Gen. Oblig. First Series 2016, 5% 6/1/26	1,785,000	2,057,088
Massachusetts - 2.9%
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Bonds Series 2019 A, 5%, tender 1/1/23 (a)	5,195,000	5,788,373
Massachusetts Dev. Fin. Agcy. Rev. Bonds (Partners Healthcare Sys., Inc. Proj.) Series 2017 S-4, 5%, tender 1/25/24 (a)	2,000,000	2,274,640
Massachusetts Gen. Oblig. Series A, 5% 1/1/45	2,000,000	2,270,440
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev. Series 2018 B, 5% 8/1/43	3,290,000	3,774,354

TOTAL MASSACHUSETTS		14,107,807

Michigan - 3.0%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/37 (FSA Insured)	150,000	161,225
Lake Orion Cmnty. School District Series 2019, 5% 5/1/24 (b)	500,000	575,545
Michigan Fin. Auth. Rev.:
(Henry Ford Health Sys. Proj.) Series 2016, 5% 11/15/25	100,000	116,653
(Trinity Health Proj.) Series 2017:
5% 12/1/25	2,500,000	2,944,750
5% 12/1/37	1,000,000	1,135,750
Bonds Series 2019 MI2, 5%, tender 2/1/25 (a)(b)	740,000	852,532
Series 2015 A:
5% 8/1/26	1,675,000	1,912,632
5% 8/1/27	2,000,000	2,273,780
Series 2015, 5% 11/15/28	1,405,000	1,598,300
Milan Area Schools Series 2019, 5% 5/1/23 (b)	585,000	655,966
Univ. of Michigan Rev. Series 2017 A, 5% 4/1/42	1,000,000	1,141,410
Wayne County Arpt. Auth. Rev. Series 2018 A, 5% 12/1/33	1,000,000	1,169,990

TOTAL MICHIGAN		14,538,533

Minnesota - 2.3%
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A, 5% 2/15/43	500,000	546,695
Minnesota Gen. Oblig. Series 2017 D, 5% 10/1/24	4,000,000	4,687,920
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A, 5% 10/1/45	5,000	5,422
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev. Series 2015 A, 5% 7/1/29	2,240,000	2,552,570
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A, 5% 1/1/33	1,500,000	1,678,065
White Bear Lake Minn Rev. (YMCA of Greater Twin Cities Proj.) Series 2018:
5% 6/1/19	210,000	212,085
5% 6/1/20	295,000	306,706
5% 6/1/23	515,000	573,942
5% 6/1/27	500,000	580,355

TOTAL MINNESOTA		11,143,760

Missouri - 1.0%
Missouri Health & Edl. Facilities Rev. Series 2018 A, 5% 6/1/31	1,000,000	1,192,530
Saint Louis Arpt. Rev.:
Series 2017 A, 5% 7/1/22 (FSA Insured)	1,695,000	1,873,500
Series A, 5.25% 7/1/26 (FSA Insured)	1,320,000	1,596,817
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A:
5% 9/1/38	70,000	70,368
5.125% 9/1/48	125,000	125,418

TOTAL MISSOURI		4,858,633

Nevada - 3.5%
Clark County School District:
Series 2015 C, 5% 6/15/26	3,000,000	3,497,010
Series 2016 B, 5% 6/15/26	1,675,000	1,963,603
Series 2017 A:
5% 6/15/22	2,520,000	2,762,122
5% 6/15/24	250,000	285,500
5% 6/15/25	5,945,000	6,901,491
5% 6/15/26	215,000	252,045
Series A, 5% 6/15/27	1,305,000	1,550,901

TOTAL NEVADA		17,212,672

New Hampshire - 0.2%
New Hampshire Health & Ed. Facilities Auth. (Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A, 5% 8/1/34	65,000	73,861
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Covenant Health Sys., Inc. Proj.) Series 2012, 5% 7/1/42	610,000	631,789
Series 2016, 5% 10/1/23	170,000	187,864

TOTAL NEW HAMPSHIRE		893,514

New Jersey - 5.2%
New Jersey Econ. Dev. Auth. Rev.:
(Provident Montclair Proj.) Series 2017, 5% 6/1/25 (FSA Insured)	1,005,000	1,150,484
Series 2015 XX:
5% 6/15/22	3,285,000	3,539,456
5% 6/15/23	3,500,000	3,830,680
Series 2016 BBB:
5% 6/15/23	1,400,000	1,532,272
5.5% 6/15/30	230,000	261,542
Series 2018 EEE, 5% 6/15/34	1,500,000	1,625,010
New Jersey Edl. Facility Series 2016 E, 5% 7/1/22	765,000	839,174
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2016:
4% 7/1/48	200,000	193,932
5% 7/1/28	1,170,000	1,313,641
5% 7/1/41	90,000	95,658
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A:
5% 6/1/20	3,000,000	3,107,010
5% 6/1/28	1,000,000	1,166,910
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA:
5% 6/15/46	1,300,000	1,364,987
5.25% 6/15/43	2,700,000	2,913,300
Series 2018 A:
5% 12/15/32	355,000	387,010
5% 12/15/33	355,000	386,403
5% 12/15/34	1,350,000	1,462,509
5% 12/15/35	355,000	383,084

TOTAL NEW JERSEY		25,553,062

New Mexico - 0.2%
Albuquerque Brnl Co. Wtr. Utl Series 2018, 5% 7/1/28	1,000,000	1,188,170
New York - 8.4%
Dorm. Auth. New York Univ. Rev. Series 2017 A, 5% 7/1/46	1,265,000	1,423,720
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A, 5% 2/15/42	3,700,000	4,157,172
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2018, 5% 9/1/36	250,000	290,663
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	300,000	321,000
New York City Gen. Oblig. Series 2004 A6, 5% 8/1/31	1,195,000	1,420,473
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2017 EE, 5% 6/15/36	4,305,000	4,968,530
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2018 S2, 5% 7/15/35	1,075,000	1,239,561
Series 2019 S3, 5% 7/15/37	2,500,000	2,881,950
New York City Transitional Fin. Auth. Rev.:
Series 2018 A2, 5% 8/1/39	1,800,000	2,050,740
Series 2019 B1, 5% 8/1/34	2,525,000	2,975,990
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev. Series 2012 A, 0% 11/15/32	5,515,000	3,451,508
New York Metropolitan Trans. Auth. Rev.:
Series 2017 C1:
5% 11/15/29	3,500,000	4,103,470
5% 11/15/34	1,465,000	1,667,653
Series 2017 D, 5% 11/15/35	2,000,000	2,268,080
Series D1, 5% 11/1/25	2,050,000	2,255,800
New York State Dorm. Auth. Series 2017 A, 5% 2/15/31	1,000,000	1,174,510
Triborough Bridge & Tunnel Auth. Revs. Series 2018 A, 5% 11/15/44	4,000,000	4,591,280

TOTAL NEW YORK		41,242,100

New York And New Jersey - 1.2%
Port Auth. of New York & New Jersey (H. Lee Moffitt Cancer Ctr. Proj.) Series 2016, 5% 11/15/41	5,000,000	5,655,750
Ohio - 3.0%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	2,310,000	2,527,140
Allen County Hosp. Facilities Rev. Bonds:
(Mercy Health Proj.) Series 2015 B, SIFMA Municipal Swap Index + 0.750% 2.18%, tender 5/1/20 (a)(d)	400,000	400,476
(Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	500,000	547,660
American Muni. Pwr., Inc. Rev.:
(Greenup Hydroelectric Proj.):
Series 2016 A, 5% 2/15/41	1,000,000	1,099,300
Series 2016, 5% 2/15/46	1,735,000	1,898,194
Bonds Series 2019 A, 2.3%, tender 2/15/22 (a)(b)	900,000	900,873
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	1,000,000	1,079,860
Cleveland Arpt. Sys. Rev. 5% 1/1/24 (FSA Insured)	1,200,000	1,360,272
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 4.25% 6/15/24	385,000	400,215
Franklin County Hosp. Facilities Rev. Bonds (U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 5/15/23 (a)	200,000	224,230
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019, 5% 8/1/23 (b)	435,000	490,871
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 4% 2/15/23	1,075,000	1,108,916
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.) Series 2016, 5% 12/1/22	715,000	798,147
(Kenyon College, Oh. Proj.) Series 2017, 5% 7/1/42	1,700,000	1,893,477

TOTAL OHIO		14,729,631

Oklahoma - 0.3%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B, 5.5% 8/15/57	1,515,000	1,679,650
Pennsylvania - 3.1%
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2016 A, 5% 11/15/46	4,000,000	4,344,080
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A, 5% 6/1/34	1,140,000	1,271,419
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 B:
5% 7/1/20	285,000	293,633
5% 7/1/21	1,215,000	1,276,224
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2009, 2.8%, tender 12/1/21 (a)	200,000	201,950
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Series 2012, 5% 5/1/31	1,035,000	1,123,254
Series 2016, 5% 5/1/34	1,600,000	1,790,256
Pennsylvania Tpk. Commission Tpk. Rev. Series 2016, 5% 6/1/36	2,000,000	2,190,920
Philadelphia School District Series 2018 A, 5% 9/1/26	1,400,000	1,621,312
Philadelphia Wtr. & Wastewtr. Rev. Series 2018 A, 5% 10/1/22	1,000,000	1,110,150

TOTAL PENNSYLVANIA		15,223,198

Pennsylvania, New Jersey - 0.5%
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2018 B, 5% 1/1/24	2,000,000	2,281,160
South Carolina - 1.7%
Greenville Hosp. Sys. Facilities Rev. Series 2012, 5% 5/1/23	1,400,000	1,519,210
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (a)	500,000	530,960
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. (Bon Secours Health Sys. Proj.) Series 2013, 5% 11/1/28 (Pre-Refunded to 11/1/22 @ 100)	170,000	188,812
South Carolina Pub. Svc. Auth. Rev. Series 2014 C:
5% 12/1/26	100,000	111,688
5% 12/1/39	1,000,000	1,060,520
5% 12/1/46	4,675,000	4,922,962

TOTAL SOUTH CAROLINA		8,334,152

Tennessee - 0.4%
Jackson Hosp. Rev. Series 2018 A:
5% 4/1/27	630,000	735,443
5% 4/1/28	420,000	492,689
5% 4/1/41	500,000	548,950
Tennessee Energy Acquisition Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	100,000	104,479

TOTAL TENNESSEE		1,881,561

Texas - 13.7%
Austin Wtr. & Wastewtr. Sys. Rev. Series 2016, 5% 11/15/33	2,000,000	2,314,700
Central Reg'l. Mobility Auth. Series 2018, 5% 1/1/25	1,000,000	1,140,040
Dallas Independent School District Series 2019:
5% 2/15/23 (b)	1,000,000	1,123,040
5% 2/15/24 (b)	700,000	804,720
5% 2/15/25 (b)	1,000,000	1,172,110
Dallas Wtrwks. & Swr. Sys. Rev. Series 2017, 5% 10/1/46	500,000	565,570
Fort Worth Gen. Oblig. Series 2016, 5% 3/1/27	1,000,000	1,177,490
Grand Parkway Trans. Corp. Bonds Series 2018 B, 5%, tender 10/1/23 (a)	500,000	563,540
Gregg County Health Facilities Dev. Series 2012 C:
3.82% 7/1/25 (Pre-Refunded to 7/1/22 @ 100)	2,280,000	2,381,848
5% 7/1/42 (Pre-Refunded to 7/1/22 @ 100)	800,000	882,856
Harris County Toll Road Rev. Series 2018 A, 5% 8/15/43	500,000	565,490
Houston Arpt. Sys. Rev. Series 2018 D, 5% 7/1/39	500,000	570,860
Houston Gen. Oblig. Series 2017 A, 5% 3/1/31	1,250,000	1,463,250
Houston Independent School District:
Bonds Series 2013 B, 2.4%, tender 6/1/21 (a)	500,000	504,400
Series 2016 A, 5% 2/15/23	1,830,000	2,057,432
Houston Util. Sys. Rev.:
Series 2017 B, 5% 11/15/35	1,000,000	1,165,090
Series 2018 D, 5% 11/15/43	2,100,000	2,401,917
Laredo Independent School District Series 2018, 5% 8/1/40	775,000	882,338
Lower Colorado River Auth. Rev. (LCRA Transmission Svcs. Corp. Proj.) Series 2018:
5% 5/15/43	1,500,000	1,677,525
5% 5/15/48	1,700,000	1,891,947
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/28	1,550,000	1,760,056
North Texas Tollway Auth. Rev.:
Series 2017 A, 5% 1/1/39	4,000,000	4,534,240
Series 2018:
4% 1/1/37	2,110,000	2,178,659
4% 1/1/38	1,835,000	1,886,233
5% 1/1/35	500,000	574,280
Plano Independent School District Series 2016 A, 5% 2/15/23	1,000,000	1,124,280
San Antonio Elec. & Gas Sys. Rev. Bonds Series 2018, 2.75%, tender 12/1/22 (a)	1,400,000	1,428,588
San Antonio Gen. Oblig. Series 2018, 5% 8/1/38	3,000,000	3,500,490
San Antonio Wtr. Sys. Rev. Series 2016 C, 5% 5/15/36	4,025,000	4,615,830
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 5% 2/15/47	8,000,000	8,816,080
Series 2018 A, 5% 7/1/22	800,000	878,400
Texas Wtr. Dev. Board Rev.:
Series 2018 A, 5% 10/15/43	1,000,000	1,143,240
Series 2018 B, 5% 4/15/49	1,000,000	1,142,730
Travis County Health Facilities Dev. Corp. Rev. (Longhorn Village Proj.) Series 2012 A, 7.125% 1/1/46 (Pre-Refunded to 1/1/21 @ 100)	1,500,000	1,647,060
Univ. of Houston Univ. Revs. Series 2017 A, 5% 2/15/35	5,000,000	5,670,250
Univ. of North Texas Univ. Rev. Series 2018 A, 5% 4/15/44	750,000	847,853

TOTAL TEXAS		67,054,432

Utah - 0.2%
Salt Lake City Arpt. Rev. Series 2018 B, 5% 7/1/48	1,000,000	1,127,020
Virginia - 0.7%
Univ. of Virginia Gen. Rev. Series 2017 A, 5% 4/1/38	3,000,000	3,478,290
Washington - 1.7%
King County Swr. Rev. Bonds Series 2012, 2.6%, tender 12/1/21 (a)	3,900,000	3,933,813
Washington Fed. Hwy. Grant Anticipation Rev. (SR 520 Corridor Prog.) Series 2012 F, 5% 9/1/21	480,000	518,976
Washington Gen. Oblig. Series 2018 C, 5% 2/1/41	1,000,000	1,142,200
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/31	45,000	51,912
5% 7/1/42	300,000	329,358
Bonds Series 2012 B, 5%, tender 10/1/21 (a)	2,090,000	2,256,573

TOTAL WASHINGTON		8,232,832

Wisconsin - 0.8%
Pub. Fin. Auth. Wis Edl. Facilities Series 2018 A:
5.25% 10/1/43	530,000	561,678
5.25% 10/1/48	530,000	558,281
Wisconsin Health & Edl. Facilities Series 2018, 5% 4/1/34	2,000,000	2,325,880
Wisconsin St Gen. Fund Annual Appropriation Series 2019 A, 5% 5/1/29	500,000	600,810

TOTAL WISCONSIN		4,046,649

TOTAL MUNICIPAL BONDS
(Cost $411,633,978)		419,698,436

Municipal Notes - 0.9%
New York - 0.7%
New York Metropolitan Trans. Auth. Rev. BAN Series 2018 C, 5% 9/1/21	3,000,000	$3,218,370
Texas - 0.2%
Texas Gen. Oblig. TRAN Series 2018, 4% 8/29/19	1,000,000	1,013,263
TOTAL MUNICIPAL NOTES
(Cost $4,203,320)		4,231,633
	Shares	Value

Money Market Funds - 16.3%
Fidelity Tax-Free Cash Central Fund, 1.42% (e)(f)
(Cost $79,555,000)	79,547,045	79,555,000
TOTAL INVESTMENT IN SECURITIES - 102.9%
(Cost $495,392,298)		503,485,069
NET OTHER ASSETS (LIABILITIES) - (2.9)%		(13,968,406)
NET ASSETS - 100%		$489,516,663

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

TRAN – TAX AND REVENUE ANTICIPATION NOTE

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,392,851 or 0.3% of net assets.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.

 (f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Tax-Free Cash Central Fund	$465,486
Total	$465,486

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$423,930,069	$--	$423,930,069	$--
Money Market Funds	79,555,000	79,555,000	--	--
Total Investments in Securities:	$503,485,069	$79,555,000	$423,930,069	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	23.0%
Health Care	18.1%
Transportation	15.4%
Education	8.1%
Electric Utilities	7.5%
Water & Sewer	5.7%
Special Tax	5.1%
Others* (Individually Less Than 5%)	17.1%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $415,837,298)	$423,930,069
Fidelity Central Funds (cost $79,555,000)	79,555,000
Total Investment in Securities (cost $495,392,298)		$503,485,069
Cash		5,240,713
Receivable for fund shares sold		2,931,876
Interest receivable		3,899,040
Distributions receivable from Fidelity Central Funds		76,066
Prepaid expenses		17,689
Receivable from investment adviser for expense reductions		87,837
Other receivables		1,691
Total assets		515,739,981
Liabilities
Payable for investments purchased
Regular delivery	$12,180,959
Delayed delivery	12,665,985
Payable for fund shares redeemed	96,590
Distributions payable	1,012,624
Accrued management fee	134,009
Other affiliated payables	46,668
Other payables and accrued expenses	86,483
Total liabilities		26,223,318
Net Assets		$489,516,663
Net Assets consist of:
Paid in capital		$481,184,120
Total distributable earnings (loss)		8,332,543
Net Assets, for 48,023,159 shares outstanding		$489,516,663
Net Asset Value, offering price and redemption price per share ($489,516,663 ÷ 48,023,159 shares)		$10.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period October 2, 2018 (commencement of operations) to January 31, 2019
Investment Income
Interest		$2,317,714
Income from Fidelity Central Funds		465,486
Total income		2,783,200
Expenses
Management fee	$373,227
Transfer agent fees	119,085
Accounting fees and expenses	27,160
Custodian fees and expenses	1,691
Independent trustees' fees and expenses	245
Registration fees	95,633
Audit	48,524
Legal	3
Total expenses before reductions	665,568
Expense reductions	(403,689)
Total expenses after reductions		261,879
Net investment income (loss)		2,521,321
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	236,739
Total net realized gain (loss)		236,739
Change in net unrealized appreciation (depreciation) on investment securities		8,092,771
Net gain (loss)		8,329,510
Net increase (decrease) in net assets resulting from operations		$10,850,831

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period October 2, 2018 (commencement of operations) to January 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,521,321
Net realized gain (loss)	236,739
Change in net unrealized appreciation (depreciation)	8,092,771
Net increase (decrease) in net assets resulting from operations	10,850,831
Distributions to shareholders	(2,517,396)
Total distributions	(2,517,396)
Share transactions
Proceeds from sales of shares	503,101,644
Reinvestment of distributions	502
Cost of shares redeemed	(21,918,918)
Net increase (decrease) in net assets resulting from share transactions	481,183,228
Total increase (decrease) in net assets	489,516,663
Net Assets
Beginning of period	–
End of period	$489,516,663
Other Information
Shares
Sold	50,204,627
Issued in reinvestment of distributions	50
Redeemed	(2,181,518)
Net increase (decrease)	48,023,159

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Tax-Free Bond Fund

Year ended January 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.081
Net realized and unrealized gain (loss)	.176
Total from investment operations	.257
Distributions from net investment income	(.067)
Total distributions	(.067)
Net asset value, end of period	$10.19
Total ReturnC,D	2.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	.60%G,H
Expenses net of fee waivers, if any	.25%G
Expenses net of all reductions	.25%G
Net investment income (loss)	2.38%G
Supplemental Data
Net assets, end of period (000 omitted)	$489,517
Portfolio turnover rateI	2%J

 A For the period October 2, 2018 (commencement of operations) to January 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Audit fees are not annualized.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2019

1. Organization.

Fidelity SAI Tax-Free Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,114,173
Gross unrealized depreciation	(20,858)
Net unrealized appreciation (depreciation)	$8,093,315
Tax Cost	$495,391,754

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$3,381
Undistributed ordinary income	$235,847
Net unrealized appreciation (depreciation) on securities and other investments	$8,093,315

The tax character of distributions paid was as follows:

January 31, 2019(a)
Tax-exempt Income	$2,517,396

 (a) For the period October 2, 2018 (commencement of operations) to January 31, 2019.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $418,450,391 and $5,408,101, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .11% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annualized rate of .03%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .25% of average net assets. This reimbursement will remain in place through March 31, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $400,796.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,870.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $1,023.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Tax-Free Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI Tax-Free Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2019, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from October 2, 2018 (commencement of operations) to January 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, and the results of its operations, the changes in its net assets and the financial highlights for the period from October 2, 2018 (commencement of operations) to January 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 14, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance .  Except for Jonathan Chiel, each of the Trustees oversees 260 funds. Mr. Chiel oversees 155 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 2, 2018 to January 31, 2019). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value January 31, 2019	Expenses Paid During Period
Actual	.25%	$1,000.00	$1,025.80	$.85-B
Hypothetical-C		$1,000.00	$1,023.95	$1.28-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 122/365 (to reflect the period October 2, 2018 to January 31, 2019).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI Tax-Free Bond Fund voted to pay on March 11, 2019, to shareholders of record at the opening of business on March 8, 2019, a distribution of $.005 per share derived from capital gains realized from sales of portfolio securities.

During fiscal year ended 2019, 100% of the fund's income dividends was free from federal income tax, and 0% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Tax-Free Bond Fund

On March 8, 2018, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered its familiarity with Fidelity's management of other fixed income index funds overseen by the Board.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate and the projected total expense ratio of the fund. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of the fund is below the median for those funds and classes used by the Board for management fee comparisons that have a similar sales load structure, after taking into account the contractual expense cap discussed below.

The Board also noted that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.25% through March 31, 2020.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. The Board noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

STF-ANN-0319
1.9887620.100

Fidelity® Series Large Cap Value Index Fund (formerly Fidelity® Series 1000 Value Index Fund) Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2019	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Large Cap Value Index Fund	(4.73)%	8.29%	8.00%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Large Cap Value Index Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$14,960	Fidelity® Series Large Cap Value Index Fund
$15,217	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -2.31% for the 12 months ending January 31, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 8.01% in January, its strongest opening month since 1987, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors were at the bottom of the 12-month performance scale: materials (-14%), energy (-12%), financials (-11%) and industrials (-8%). Meanwhile, communication services – which includes dividend-rich telecom stocks – and consumer staples returned about -5%. In contrast, the defensive utilities (+11%), real estate (+10%) and health care (+5%) sectors led the way. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength resulted in each advancing about 3%.

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the fiscal year, the fund returned -4.73%, roughly in line with the -4.81% result of the benchmark Russell 1000® Value Index. In an often-volatile investment environment the past 12 months, economically sensitive sectors within the benchmark, such as materials and industrials, struggled most, while more-defensive sectors fared best, led by utilities and real estate. Several bank stocks were notable individual detractors: Wells Fargo (-23%), JPMorgan Chase (-8%), Citigroup (-16%) and Bank of America (-9%), all of which lagged amid heightened concern about a weakening global economy. In energy, a declining oil price pressured shares of integrated energy producer Exxon Mobil (-12%) and oil-field services company Schlumberger (-38%). Elsewhere, shares of General Electric returned roughly -35%, as the industrial conglomerate experienced a variety of business challenges. Chemical manufacturer DowDuPont (-27%) and tobacco company Philip Morris International (-24%) further hampered the fund's result. In contrast, many top-contributing stocks were of companies that benefited from investors' growing risk aversion, especially during the late-2018 market downturn. Drugmakers Merck (+30%), Pfizer (+20%) and Eli Lilly (+41%), the last of which was a position established this period, helped most. Other notable contributors from health care were Abbott Laboratories (+20%) and insurance provider Anthem (+24%). Lastly, network communications equipment maker Cisco Systems (+18%) and consumer products company Procter & Gamble (+16%) added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Berkshire Hathaway, Inc. Class B	2.7
JPMorgan Chase & Co.	2.7
Exxon Mobil Corp.	2.5
Johnson & Johnson	2.3
Bank of America Corp.	2.1
Pfizer, Inc.	1.9
Procter & Gamble Co.	1.9
Verizon Communications, Inc.	1.8
AT&T, Inc.	1.7
Chevron Corp.	1.7
21.3

Top Market Sectors as of January 31, 2019

% of fund's net assets
Financials	22.6
Health Care	15.1
Energy	9.5
Information Technology	9.2
Consumer Staples	7.7
Industrials	7.6
Communication Services	7.0
Utilities	6.3
Consumer Discretionary	5.4
Real Estate	5.2

Asset Allocation (% of fund's net assets)

As of January 31, 2019*
Stocks and Equity Futures	100.0%

 * Foreign investments - 5.8%

Schedule of Investments January 31, 2019

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
COMMUNICATION SERVICES - 7.0%
Diversified Telecommunication Services - 3.6%
AT&T, Inc.	2,111,158	$63,461,409
CenturyLink, Inc.	277,937	4,257,995
Verizon Communications, Inc.	1,201,367	66,147,267
		133,866,671
Entertainment - 1.2%
Cinemark Holdings, Inc.	31,387	1,284,356
Lions Gate Entertainment Corp.:
Class A (a)	6,370	117,017
Class B	32,785	574,721
Take-Two Interactive Software, Inc. (b)	13,383	1,412,576
The Madison Square Garden Co. (b)	4,835	1,343,647
The Walt Disney Co.	122,779	13,692,314
Twenty-First Century Fox, Inc.:
Class A	297,194	14,654,636
Class B	147,120	7,217,707
Viacom, Inc.:
Class A	2,494	85,519
Class B (non-vtg.)	103,090	3,032,908
Zynga, Inc. (b)	218,092	977,052
		44,392,453
Interactive Media & Services - 0.0%
Zillow Group, Inc.:
Class A (b)	4,911	170,952
Class C (a)(b)	8,863	311,003
		481,955
Media - 2.1%
Charter Communications, Inc. Class A (b)	14,902	4,933,307
Comcast Corp. Class A	1,326,860	48,523,270
Discovery Communications, Inc.:
Class A (a)(b)	64,588	1,833,007
Class C (non-vtg.) (b)	78,746	2,098,581
DISH Network Corp. Class A (b)	64,670	1,983,429
GCI Liberty, Inc. (b)	29,630	1,508,167
Interpublic Group of Companies, Inc.	100,660	2,290,015
John Wiley & Sons, Inc. Class A	12,626	653,774
Liberty Broadband Corp.:
Class A (a)(b)	7,088	600,850
Class C (b)	30,826	2,620,827
Liberty Media Corp.:
Liberty Formula One Group Series C (b)	56,714	1,779,118
Liberty Media Class A (a)(b)	8,277	253,276
Liberty SiriusXM Series A (b)	17,516	696,786
Liberty SiriusXM Series C (b)	54,837	2,191,287
News Corp.:
Class A	106,411	1,365,253
Class B	40,706	526,329
Omnicom Group, Inc.	21,753	1,694,124
Tribune Media Co. Class A	24,928	1,144,444
		76,695,844
Wireless Telecommunication Services - 0.1%
Sprint Corp. (b)	186,261	1,162,269
T-Mobile U.S., Inc. (b)	31,043	2,161,214
Telephone & Data Systems, Inc.	29,149	1,055,777
U.S. Cellular Corp. (b)	3,739	215,292
		4,594,552

TOTAL COMMUNICATION SERVICES		260,031,475

CONSUMER DISCRETIONARY - 5.4%
Auto Components - 0.2%
Adient PLC	26,620	525,479
Aptiv PLC	9,954	787,660
BorgWarner, Inc.	60,947	2,492,732
Garrett Motion, Inc. (b)	8,046	128,495
Gentex Corp.	24,852	526,365
Lear Corp.	16,870	2,596,799
The Goodyear Tire & Rubber Co.	68,402	1,449,438
Visteon Corp. (b)	3,074	236,360
		8,743,328
Automobiles - 0.7%
Ford Motor Co.	1,132,978	9,970,206
General Motors Co.	380,191	14,835,053
Harley-Davidson, Inc.	47,409	1,747,496
Thor Industries, Inc.	2,427	158,046
		26,710,801
Distributors - 0.2%
Genuine Parts Co.	41,165	4,109,090
LKQ Corp. (b)	76,278	2,000,009
		6,109,099
Diversified Consumer Services - 0.1%
Bright Horizons Family Solutions, Inc. (b)	2,447	283,338
Graham Holdings Co.	1,196	795,340
H&R Block, Inc.	48,808	1,151,381
Service Corp. International	26,844	1,152,144
		3,382,203
Hotels, Restaurants & Leisure - 2.0%
ARAMARK Holdings Corp.	71,104	2,342,877
Caesars Entertainment Corp. (a)(b)	169,071	1,545,309
Carnival Corp.	115,853	6,670,816
Darden Restaurants, Inc.	17,497	1,835,960
Extended Stay America, Inc. unit	21,594	369,257
Hyatt Hotels Corp. Class A	12,223	854,510
International Game Technology PLC (a)	26,468	433,016
Las Vegas Sands Corp.	40,436	2,359,845
McDonald's Corp.	181,737	32,490,941
MGM Mirage, Inc.	130,823	3,851,429
Norwegian Cruise Line Holdings Ltd. (b)	64,641	3,324,487
Royal Caribbean Cruises Ltd.	48,192	5,785,450
U.S. Foods Holding Corp. (b)	59,031	1,990,525
Yum China Holdings, Inc.	96,518	3,518,081
Yum! Brands, Inc.	64,242	6,037,463
		73,409,966
Household Durables - 0.4%
D.R. Horton, Inc.	40,515	1,557,802
Garmin Ltd.	33,061	2,287,160
Leggett & Platt, Inc.	37,287	1,527,276
Lennar Corp.:
Class A	38,605	1,830,649
Class B	4,604	175,504
Mohawk Industries, Inc. (b)	18,077	2,328,137
Newell Brands, Inc.	125,684	2,665,758
PulteGroup, Inc.	50,335	1,399,816
Toll Brothers, Inc.	19,722	728,531
Whirlpool Corp.	18,155	2,414,797
		16,915,430
Internet & Direct Marketing Retail - 0.3%
eBay, Inc.	205,932	6,929,612
Liberty Interactive Corp. QVC Group Series A (b)	121,488	2,642,364
		9,571,976
Leisure Products - 0.1%
Brunswick Corp.	22,292	1,121,733
Hasbro, Inc.	7,028	636,456
Mattel, Inc. (a)(b)	76,320	903,629
		2,661,818
Multiline Retail - 0.6%
Dollar Tree, Inc. (b)	56,532	5,473,994
Kohl's Corp.	48,137	3,306,531
Macy's, Inc.	88,001	2,314,426
Target Corp.	152,875	11,159,875
		22,254,826
Specialty Retail - 0.5%
Advance Auto Parts, Inc.	14,050	2,236,760
AutoNation, Inc. (b)	15,789	611,824
AutoZone, Inc. (b)	958	811,752
Best Buy Co., Inc.	51,858	3,072,068
CarMax, Inc. (b)	19,966	1,173,601
Dick's Sporting Goods, Inc.	21,993	776,573
Foot Locker, Inc.	33,420	1,867,844
Gap, Inc.	58,363	1,484,755
L Brands, Inc.	53,619	1,492,753
Michaels Companies, Inc. (a)(b)	25,965	359,875
Penske Automotive Group, Inc.	10,105	473,722
Tiffany & Co., Inc.	29,046	2,577,252
Williams-Sonoma, Inc. (a)	18,267	994,273
		17,933,052
Textiles, Apparel & Luxury Goods - 0.3%
Capri Holdings Ltd. (b)	18,796	798,454
Columbia Sportswear Co.	7,699	686,674
PVH Corp.	22,296	2,432,717
Ralph Lauren Corp.	15,632	1,815,500
Skechers U.S.A., Inc. Class A (sub. vtg.) (b)	19,954	542,150
Tapestry, Inc.	67,479	2,612,112
Under Armour, Inc.:
Class A (sub. vtg.) (a)(b)	11,413	236,706
Class C (non-vtg.) (a)(b)	14,414	273,001
VF Corp.	21,649	1,822,196
		11,219,510

TOTAL CONSUMER DISCRETIONARY		198,912,009

CONSUMER STAPLES - 7.7%
Beverages - 0.6%
Molson Coors Brewing Co. Class B	50,233	3,346,020
PepsiCo, Inc.	46,424	5,230,592
The Coca-Cola Co.	249,863	12,025,906
		20,602,518
Food & Staples Retailing - 1.8%
Casey's General Stores, Inc.	10,606	1,364,780
Kroger Co.	229,465	6,500,743
Walgreens Boots Alliance, Inc.	235,188	16,994,685
Walmart, Inc.	414,244	39,697,003
		64,557,211
Food Products - 2.0%
Archer Daniels Midland Co.	161,472	7,250,093
Bunge Ltd.	40,965	2,255,943
Campbell Soup Co. (a)	15,641	554,161
Conagra Brands, Inc.	142,173	3,076,624
Flowers Foods, Inc.	51,087	1,004,370
General Mills, Inc.	162,902	7,239,365
Hormel Foods Corp. (a)	78,854	3,337,101
Ingredion, Inc.	20,479	2,027,421
Kellogg Co.	36,094	2,129,907
Lamb Weston Holdings, Inc.	42,461	3,069,930
McCormick & Co., Inc. (non-vtg.)	33,157	4,099,531
Mondelez International, Inc.	415,214	19,207,800
Pilgrim's Pride Corp. (b)	14,579	295,371
Post Holdings, Inc. (b)	7,880	731,422
Seaboard Corp.	75	289,813
The Hain Celestial Group, Inc. (b)	27,149	497,641
The Hershey Co.	3,583	380,156
The J.M. Smucker Co.	31,913	3,347,035
The Kraft Heinz Co.	174,492	8,386,086
TreeHouse Foods, Inc. (b)	15,963	931,601
Tyson Foods, Inc. Class A	84,453	5,229,330
		75,340,701
Household Products - 2.3%
Church & Dwight Co., Inc.	10,539	680,925
Clorox Co.	4,797	711,779
Colgate-Palmolive Co.	201,407	13,027,005
Energizer Holdings, Inc.	7,080	335,592
Kimberly-Clark Corp.	13,440	1,496,947
Procter & Gamble Co.	723,394	69,785,819
Spectrum Brands Holdings, Inc.	6,285	351,206
		86,389,273
Personal Products - 0.1%
Coty, Inc. Class A	132,596	1,028,945
Herbalife Nutrition Ltd. (b)	25,484	1,521,395
Nu Skin Enterprises, Inc. Class A	10,850	712,303
		3,262,643
Tobacco - 0.9%
Philip Morris International, Inc.	451,097	34,608,162

TOTAL CONSUMER STAPLES		284,760,508

ENERGY - 9.5%
Energy Equipment & Services - 0.8%
Baker Hughes, a GE Co. Class A	149,461	3,522,796
Helmerich & Payne, Inc.	31,024	1,737,034
Nabors Industries Ltd.	97,209	287,739
National Oilwell Varco, Inc.	111,025	3,273,017
Patterson-UTI Energy, Inc.	62,240	754,971
RPC, Inc.	9,830	106,066
Schlumberger Ltd.	402,620	17,799,830
Transocean Ltd. (United States) (a)(b)	151,487	1,298,244
Weatherford International PLC (a)(b)	283,512	183,829
		28,963,526
Oil, Gas & Consumable Fuels - 8.7%
Anadarko Petroleum Corp.	97,712	4,624,709
Antero Resources Corp. (b)	32,083	322,755
Apache Corp.	103,179	3,386,335
Cabot Oil & Gas Corp.	33,512	836,124
Centennial Resource Development, Inc. Class A (a)(b)	52,114	686,341
Cheniere Energy, Inc. (b)	20,251	1,329,478
Chesapeake Energy Corp. (a)(b)	255,871	729,232
Chevron Corp.	553,456	63,453,730
Cimarex Energy Co.	23,412	1,763,860
CNX Resources Corp. (b)	61,023	740,819
Concho Resources, Inc. (b)	48,982	5,870,003
ConocoPhillips Co.	335,117	22,684,070
Continental Resources, Inc. (b)	12,898	595,501
Devon Energy Corp.	137,085	3,653,315
Diamondback Energy, Inc.	38,370	3,956,714
EOG Resources, Inc.	148,559	14,737,053
EQT Corp.	75,383	1,467,707
Equitrans Midstream Corp.	60,306	1,255,571
Extraction Oil & Gas, Inc. (b)	31,524	124,205
Exxon Mobil Corp.	1,230,718	90,187,015
Hess Corp.	75,447	4,074,138
HollyFrontier Corp.	46,224	2,604,260
Kinder Morgan, Inc.	552,626	10,002,531
Kosmos Energy Ltd. (a)(b)	54,659	280,401
Marathon Oil Corp.	243,013	3,837,175
Marathon Petroleum Corp.	194,862	12,911,556
Murphy Oil Corp.	46,707	1,277,436
Newfield Exploration Co. (b)	36,059	659,159
Noble Energy, Inc.	138,338	3,090,471
Occidental Petroleum Corp.	219,084	14,630,430
ONEOK, Inc.	69,571	4,467,154
Parsley Energy, Inc. Class A (b)	22,627	420,410
PBF Energy, Inc. Class A	33,935	1,242,700
Phillips 66 Co.	121,108	11,554,914
Pioneer Natural Resources Co.	21,995	3,130,328
QEP Resources, Inc. (b)	67,253	556,182
Range Resources Corp.	59,791	659,495
SM Energy Co.	31,591	619,815
Targa Resources Corp.	65,752	2,827,994
The Williams Companies, Inc.	351,574	9,467,888
Valero Energy Corp.	123,087	10,809,500
Whiting Petroleum Corp. (b)	25,520	730,638
WPX Energy, Inc. (b)	112,979	1,385,123
		323,644,235

TOTAL ENERGY		352,607,761

FINANCIALS - 22.6%
Banks - 11.1%
Associated Banc-Corp.	48,341	1,046,583
Bank of America Corp.	2,656,293	75,624,662
Bank of Hawaii Corp.	11,824	914,350
Bank of the Ozarks, Inc.	34,613	1,050,158
BankUnited, Inc.	29,670	1,003,143
BB&T Corp.	222,476	10,856,829
BOK Financial Corp.	7,455	619,585
CIT Group, Inc.	32,029	1,479,420
Citigroup, Inc.	709,422	45,729,342
Citizens Financial Group, Inc.	135,837	4,607,591
Comerica, Inc.	45,328	3,569,127
Commerce Bancshares, Inc.	28,485	1,703,403
Cullen/Frost Bankers, Inc.	16,302	1,585,859
East West Bancorp, Inc.	38,069	1,915,632
Fifth Third Bancorp	190,350	5,105,187
First Citizens Bancshares, Inc.	2,365	963,808
First Hawaiian, Inc.	30,308	779,825
First Horizon National Corp.	92,233	1,353,980
First Republic Bank	47,305	4,571,082
FNB Corp., Pennsylvania	92,369	1,076,099
Huntington Bancshares, Inc.	314,728	4,166,999
JPMorgan Chase & Co.	960,656	99,427,896
KeyCorp	300,899	4,955,807
M&T Bank Corp.	40,858	6,722,775
PacWest Bancorp	35,667	1,376,390
Peoples United Financial, Inc.	110,689	1,813,086
Pinnacle Financial Partners, Inc.	11,900	639,863
PNC Financial Services Group, Inc.	134,737	16,528,188
Popular, Inc.	28,811	1,573,369
Prosperity Bancshares, Inc.	19,024	1,353,367
Regions Financial Corp.	303,810	4,608,798
Signature Bank	5,685	723,757
Sterling Bancorp	63,472	1,221,201
SunTrust Banks, Inc.	130,282	7,741,356
SVB Financial Group (b)	3,487	813,796
Synovus Financial Corp.	33,215	1,176,475
TCF Financial Corp.	47,072	1,043,116
Texas Capital Bancshares, Inc. (b)	4,936	287,621
U.S. Bancorp	438,913	22,454,789
Umpqua Holdings Corp.	61,742	1,091,599
Webster Financial Corp.	26,116	1,407,130
Wells Fargo & Co.	1,231,931	60,253,745
Western Alliance Bancorp. (b)	11,238	497,619
Wintrust Financial Corp.	16,348	1,162,997
Zions Bancorporation	55,427	2,637,771
		411,235,175
Capital Markets - 3.2%
Affiliated Managers Group, Inc.	15,412	1,617,489
Ameriprise Financial, Inc.	33,942	4,297,057
Bank of New York Mellon Corp.	264,851	13,857,004
BGC Partners, Inc. Class A	81,657	505,457
BlackRock, Inc. Class A	35,193	14,607,910
Brighthouse Financial, Inc. (b)	34,167	1,275,796
Cboe Global Markets, Inc.	2,283	212,935
CME Group, Inc.	90,583	16,511,469
E*TRADE Financial Corp.	57,558	2,685,656
Franklin Resources, Inc.	88,161	2,610,447
Goldman Sachs Group, Inc.	101,188	20,036,236
Interactive Brokers Group, Inc.	1,702	85,781
IntercontinentalExchange, Inc.	78,920	6,057,899
Invesco Ltd.	118,137	2,152,456
Lazard Ltd. Class A	2,927	116,465
Legg Mason, Inc.	23,849	710,700
Morgan Stanley	352,052	14,891,800
Northern Trust Corp.	43,279	3,828,460
Raymond James Financial, Inc.	26,906	2,165,933
State Street Corp.	101,622	7,205,000
T. Rowe Price Group, Inc.	4,724	441,505
The NASDAQ OMX Group, Inc.	33,497	2,949,076
		118,822,531
Consumer Finance - 0.8%
Ally Financial, Inc.	123,088	3,207,673
American Express Co.	65,477	6,724,488
Capital One Financial Corp.	128,584	10,362,585
Credit Acceptance Corp. (b)	271	107,863
Discover Financial Services	52,857	3,567,319
Navient Corp.	74,403	848,194
OneMain Holdings, Inc. (b)	20,233	604,764
Santander Consumer U.S.A. Holdings, Inc.	28,578	544,697
SLM Corp.	123,934	1,327,333
Synchrony Financial	139,924	4,203,317
		31,498,233
Diversified Financial Services - 2.9%
AXA Equitable Holdings, Inc. (a)	56,485	1,047,232
Berkshire Hathaway, Inc. Class B (b)	491,454	101,013,440
Jefferies Financial Group, Inc.	85,822	1,785,956
Voya Financial, Inc.	42,618	1,978,754
		105,825,382
Insurance - 4.2%
AFLAC, Inc.	221,945	10,586,777
Alleghany Corp.	3,642	2,300,142
Allstate Corp.	100,448	8,826,366
American Financial Group, Inc.	20,838	1,987,737
American International Group, Inc.	221,362	9,569,479
American National Insurance Co.	2,116	294,526
Arch Capital Group Ltd. (b)	94,666	2,778,447
Arthur J. Gallagher & Co.	52,000	3,884,920
Aspen Insurance Holdings Ltd.	16,710	697,308
Assurant, Inc.	14,925	1,438,621
Assured Guaranty Ltd.	30,426	1,234,079
Athene Holding Ltd. (b)	46,339	1,987,943
Axis Capital Holdings Ltd.	20,843	1,116,143
Brown & Brown, Inc.	63,943	1,736,692
Chubb Ltd.	133,212	17,723,857
Cincinnati Financial Corp.	44,405	3,602,134
CNA Financial Corp.	9,127	418,564
Erie Indemnity Co. Class A	1,746	255,579
Everest Re Group Ltd.	6,965	1,525,683
First American Financial Corp.	30,884	1,546,671
FNF Group	76,643	2,771,411
Hanover Insurance Group, Inc.	12,075	1,377,033
Hartford Financial Services Group, Inc.	103,005	4,832,995
Lincoln National Corp.	62,134	3,634,218
Loews Corp.	79,994	3,831,713
Markel Corp.(b)	3,587	3,778,940
Marsh & McLennan Companies, Inc.	78,676	6,938,436
Mercury General Corp.	7,804	403,467
MetLife, Inc.	244,769	11,178,600
Old Republic International Corp.	80,641	1,624,916
Principal Financial Group, Inc.	80,495	4,030,385
Prudential Financial, Inc.	120,075	11,063,711
Reinsurance Group of America, Inc.	18,342	2,649,502
RenaissanceRe Holdings Ltd.	10,331	1,425,988
The Travelers Companies, Inc.	62,185	7,806,705
Torchmark Corp.	29,995	2,512,381
Unum Group	59,623	2,072,495
W.R. Berkley Corp.	27,994	2,152,459
White Mountains Insurance Group Ltd.	869	776,521
Willis Group Holdings PLC	37,819	6,156,555
		154,530,099
Mortgage Real Estate Investment Trusts - 0.4%
AGNC Investment Corp.	147,897	2,648,835
Annaly Capital Management, Inc.	398,687	4,162,292
Chimera Investment Corp.	52,962	1,007,867
MFA Financial, Inc.	135,450	992,849
New Residential Investment Corp.	103,495	1,757,345
Starwood Property Trust, Inc.	79,107	1,746,683
Two Harbors Investment Corp.	69,843	1,019,009
		13,334,880
Thrifts & Mortgage Finance - 0.0%
New York Community Bancorp, Inc. (a)	135,877	1,578,891
TFS Financial Corp.	14,386	234,636
		1,813,527

TOTAL FINANCIALS		837,059,827

HEALTH CARE - 15.1%
Biotechnology - 0.4%
Agios Pharmaceuticals, Inc. (a)(b)	970	51,992
Alexion Pharmaceuticals, Inc. (b)	10,681	1,313,336
Alnylam Pharmaceuticals, Inc. (b)	2,940	245,578
Amgen, Inc.	10,948	2,048,480
Biogen, Inc. (b)	2,999	1,001,006
bluebird bio, Inc. (a)(b)	4,989	665,682
Gilead Sciences, Inc.	95,775	6,705,208
United Therapeutics Corp. (b)	12,550	1,447,392
		13,478,674
Health Care Equipment & Supplies - 3.9%
Abbott Laboratories	496,952	36,267,557
Baxter International, Inc.	128,998	9,351,065
Becton, Dickinson & Co.	70,037	17,471,430
Boston Scientific Corp. (b)	92,112	3,514,073
Danaher Corp.	179,585	19,919,568
Dentsply Sirona, Inc.	63,635	2,669,488
Hill-Rom Holdings, Inc.	6,563	656,431
Hologic, Inc. (b)	78,663	3,492,637
Integra LifeSciences Holdings Corp. (b)	4,588	217,288
Medtronic PLC	392,937	34,731,701
Steris PLC	24,434	2,786,942
Teleflex, Inc.	10,674	2,919,339
The Cooper Companies, Inc.	11,777	3,282,957
West Pharmaceutical Services, Inc.	16,426	1,778,443
Zimmer Biomet Holdings, Inc.	58,853	6,447,935
		145,506,854
Health Care Providers & Services - 2.5%
Acadia Healthcare Co., Inc. (a)(b)	24,627	673,795
Anthem, Inc.	75,576	22,899,528
Cardinal Health, Inc.	86,716	4,333,199
Centene Corp. (b)	6,706	875,602
Cigna Corp.	77,751	15,535,427
CVS Health Corp.	344,709	22,595,675
DaVita HealthCare Partners, Inc. (b)	17,813	999,844
Elanco Animal Health, Inc. (a)	11,971	349,314
HCA Holdings, Inc.	22,645	3,157,392
Henry Schein, Inc. (b)	37,701	2,929,368
Humana, Inc.	1,999	617,671
Laboratory Corp. of America Holdings (b)	27,325	3,807,739
McKesson Corp.	49,970	6,408,653
MEDNAX, Inc. (b)	26,309	950,018
Molina Healthcare, Inc. (b)	2,697	358,647
Premier, Inc. (a)(b)	10,049	399,850
Quest Diagnostics, Inc.	39,228	3,426,566
Universal Health Services, Inc. Class B	24,089	3,192,515
Wellcare Health Plans, Inc. (b)	926	256,020
		93,766,823
Health Care Technology - 0.1%
Cerner Corp. (b)	50,877	2,793,656
Life Sciences Tools & Services - 1.3%
Agilent Technologies, Inc.	92,171	7,009,605
Bio-Rad Laboratories, Inc. Class A (b)	6,159	1,538,949
Bruker Corp.	17,096	599,386
Charles River Laboratories International, Inc. (b)	3,816	470,093
IQVIA Holdings, Inc. (b)	47,148	6,082,563
PerkinElmer, Inc.	32,134	2,908,127
QIAGEN NV (b)	64,452	2,386,658
Thermo Fisher Scientific, Inc.	109,512	26,903,813
Waters Corp. (b)	1,570	363,015
		48,262,209
Pharmaceuticals - 6.9%
Allergan PLC	98,421	14,170,656
Bristol-Myers Squibb Co.	222,405	10,980,135
Catalent, Inc.(b)	31,228	1,153,250
Eli Lilly & Co.	104,691	12,548,263
Jazz Pharmaceuticals PLC (b)	1,384	174,232
Johnson & Johnson	639,325	85,081,371
Merck & Co., Inc.	705,150	52,484,315
Mylan NV (b)	149,324	4,472,254
Perrigo Co. PLC	36,811	1,709,871
Pfizer, Inc.	1,685,014	71,528,844
		254,303,191

TOTAL HEALTH CARE		558,111,407

INDUSTRIALS - 7.6%
Aerospace & Defense - 1.4%
Arconic, Inc.	125,503	2,361,966
Curtiss-Wright Corp.	11,547	1,310,815
General Dynamics Corp.	41,138	7,041,591
Hexcel Corp.	20,089	1,360,226
Huntington Ingalls Industries, Inc.	1,793	370,165
L3 Technologies, Inc.	22,755	4,480,004
Lockheed Martin Corp.	6,309	1,827,654
Teledyne Technologies, Inc. (b)	10,312	2,312,157
Textron, Inc.	59,003	3,140,730
United Technologies Corp.	235,292	27,780,926
		51,986,234
Airlines - 0.7%
Alaska Air Group, Inc.	35,019	2,239,465
American Airlines Group, Inc.	119,846	4,286,891
Copa Holdings SA Class A	8,880	842,268
Delta Air Lines, Inc.	138,400	6,841,112
JetBlue Airways Corp. (b)	89,991	1,618,938
Southwest Airlines Co.	43,780	2,484,953
United Continental Holdings, Inc. (b)	70,708	6,170,687
		24,484,314
Building Products - 0.4%
Allegion PLC	4,456	382,592
Fortune Brands Home & Security, Inc.	24,261	1,099,023
Johnson Controls International PLC	267,901	9,047,017
Lennox International, Inc.	677	155,223
Masco Corp.	28,014	907,934
Owens Corning	31,197	1,634,411
Resideo Technologies, Inc. (b)	13,410	294,081
USG Corp.	23,216	1,001,770
		14,522,051
Commercial Services & Supplies - 0.2%
Clean Harbors, Inc. (b)	14,646	867,190
KAR Auction Services, Inc.	2,269	118,011
Republic Services, Inc.	59,415	4,557,725
Stericycle, Inc. (b)	23,593	1,039,979
Waste Management, Inc.	18,686	1,787,690
		8,370,595
Construction & Engineering - 0.2%
AECOM (b)	45,467	1,391,745
Arcosa, Inc.	13,950	410,549
Fluor Corp.	41,142	1,504,563
Jacobs Engineering Group, Inc.	36,850	2,387,880
Quanta Services, Inc.	30,217	1,067,869
Valmont Industries, Inc.	6,289	811,281
		7,573,887
Electrical Equipment - 0.6%
Acuity Brands, Inc.	11,575	1,399,533
AMETEK, Inc.	53,576	3,905,690
Eaton Corp. PLC	126,410	9,638,763
Emerson Electric Co.	52,987	3,469,059
Fortive Corp.	7,154	536,478
GrafTech International Ltd.	16,980	224,306
Hubbell, Inc. Class B	5,026	549,493
Regal Beloit Corp.	12,459	956,353
Sensata Technologies, Inc. PLC (b)	21,936	1,041,960
		21,721,635
Industrial Conglomerates - 1.4%
3M Co.	27,114	5,430,934
Carlisle Companies, Inc.	16,955	1,826,562
General Electric Co.	2,504,044	25,441,087
Honeywell International, Inc.	83,131	11,940,106
ITT, Inc.	24,931	1,310,373
Roper Technologies, Inc.	23,870	6,761,416
		52,710,478
Machinery - 1.3%
AGCO Corp.	18,963	1,217,425
Apergy Corp. (b)	22,100	743,002
Caterpillar, Inc.	13,403	1,784,743
Colfax Corp. (b)	25,426	629,294
Crane Co.	14,249	1,179,247
Cummins, Inc.	27,780	4,086,716
Donaldson Co., Inc.	2,544	120,280
Dover Corp.	42,101	3,697,731
Flowserve Corp.	38,344	1,688,670
Gardner Denver Holdings, Inc. (b)	24,201	597,039
Gates Industrial Corp. PLC (b)	12,063	179,859
IDEX Corp.	1,125	155,093
Ingersoll-Rand PLC	32,361	3,237,394
Middleby Corp. (a)(b)	6,392	751,827
Nordson Corp.	1,021	132,362
Oshkosh Corp.	20,950	1,572,298
PACCAR, Inc.	99,520	6,520,550
Parker Hannifin Corp.	31,703	5,224,971
Pentair PLC	45,820	1,887,326
Snap-On, Inc.	16,302	2,705,969
Stanley Black & Decker, Inc.	44,302	5,601,545
Terex Corp.	19,383	595,252
Timken Co.	19,548	832,549
Trinity Industries, Inc.	41,851	978,476
Wabtec Corp.	15,653	1,082,561
Xylem, Inc.	22,528	1,605,345
		48,807,524
Marine - 0.0%
Kirby Corp. (b)	17,264	1,293,246
Professional Services - 0.4%
Dun & Bradstreet Corp.	5,980	865,545
Equifax, Inc.	25,238	2,700,971
IHS Markit Ltd. (b)	110,812	5,753,359
Manpower, Inc.	18,683	1,476,517
Nielsen Holdings PLC	103,484	2,657,469
		13,453,861
Road & Rail - 0.9%
AMERCO	2,001	725,683
CSX Corp.	124,129	8,155,275
Genesee & Wyoming, Inc. Class A (b)	13,366	1,049,498
Kansas City Southern	29,796	3,150,927
Knight-Swift Transportation Holdings, Inc. Class A (a)	36,657	1,163,860
Norfolk Southern Corp.	79,183	13,282,156
Ryder System, Inc.	14,812	857,763
Schneider National, Inc. Class B	11,382	241,754
Union Pacific Corp.	17,357	2,760,978
		31,387,894
Trading Companies & Distributors - 0.1%
Air Lease Corp. Class A	25,594	971,036
HD Supply Holdings, Inc. (b)	38,164	1,600,598
MSC Industrial Direct Co., Inc. Class A	7,016	585,766
Univar, Inc. (b)	28,068	584,656
Watsco, Inc.	1,682	248,061
WESCO International, Inc. (b)	13,391	701,688
		4,691,805
Transportation Infrastructure - 0.0%
Macquarie Infrastructure Co. LLC	22,617	976,376

TOTAL INDUSTRIALS		281,979,900

INFORMATION TECHNOLOGY - 9.2%
Communications Equipment - 2.0%
Arris International PLC (b)	48,530	1,523,357
Cisco Systems, Inc.	1,316,552	62,259,744
CommScope Holding Co., Inc. (b)	54,037	1,129,914
EchoStar Holding Corp. Class A (b)	13,614	557,902
Juniper Networks, Inc.	98,327	2,550,602
Motorola Solutions, Inc.	41,787	4,885,318
		72,906,837
Electronic Equipment & Components - 0.7%
ADT, Inc. (a)	29,376	212,095
Arrow Electronics, Inc. (b)	24,775	1,881,661
Avnet, Inc.	33,347	1,373,896
Coherent, Inc. (b)	1,992	235,454
Corning, Inc.	228,118	7,587,205
Dell Technologies, Inc. (b)	40,047	1,945,884
Dolby Laboratories, Inc. Class A	18,009	1,163,922
FLIR Systems, Inc.	34,832	1,702,588
Jabil, Inc.	47,657	1,270,059
Keysight Technologies, Inc. (b)	54,230	4,014,105
Littelfuse, Inc.	1,134	199,266
National Instruments Corp.	5,967	263,861
Trimble, Inc. (b)	72,631	2,735,283
		24,585,279
IT Services - 1.1%
Akamai Technologies, Inc. (b)	2,778	180,848
Amdocs Ltd.	41,503	2,319,188
Booz Allen Hamilton Holding Corp. Class A	2,096	102,976
Cognizant Technology Solutions Corp. Class A	16,287	1,134,878
Conduent, Inc. (b)	54,230	691,433
CoreLogic, Inc. (b)	8,699	315,774
DXC Technology Co.	81,343	5,215,713
Elastic NV	696	59,160
Euronet Worldwide, Inc. (b)	6,959	800,355
Fidelity National Information Services, Inc.	86,795	9,072,681
Genpact Ltd.	27,090	808,095
IBM Corp.	74,996	10,080,962
Leidos Holdings, Inc.	40,715	2,361,470
Sabre Corp.	16,191	372,069
The Western Union Co.	92,650	1,690,863
Worldpay, Inc. (b)	78,985	6,593,668
		41,800,133
Semiconductors & Semiconductor Equipment - 3.3%
Analog Devices, Inc.	89,964	8,893,841
Broadcom, Inc.	47,970	12,867,953
Cypress Semiconductor Corp.	31,026	430,331
First Solar, Inc. (b)	23,319	1,179,708
Intel Corp.	1,326,980	62,527,298
Marvell Technology Group Ltd.	117,359	2,174,662
Micron Technology, Inc. (b)	71,545	2,734,450
NXP Semiconductors NV	94,236	8,201,359
Qorvo, Inc. (b)	35,952	2,349,823
Qualcomm, Inc.	352,025	17,432,278
Skyworks Solutions, Inc.	15,114	1,103,927
Teradyne, Inc.	44,861	1,614,547
		121,510,177
Software - 1.5%
Aspen Technology, Inc. (b)	1,092	105,520
Autodesk, Inc. (b)	10,287	1,514,246
FireEye, Inc. (b)	19,477	344,353
LogMeIn, Inc.	4,978	463,054
Microsoft Corp.	116,702	12,187,190
Nuance Communications, Inc. (b)	81,814	1,298,388
Oracle Corp.	667,863	33,546,758
Pluralsight, Inc.	882	26,442
SolarWinds, Inc. (b)	2,016	35,381
SS&C Technologies Holdings, Inc.	4,080	210,079
Symantec Corp.	185,650	3,902,363
Synopsys, Inc. (b)	38,792	3,621,233
Teradata Corp. (b)	9,896	439,184
		57,694,191
Technology Hardware, Storage & Peripherals - 0.6%
Hewlett Packard Enterprise Co.	424,488	6,617,768
HP, Inc.	460,852	10,152,570
NCR Corp. (b)	6,009	160,741
Western Digital Corp.	85,307	3,837,962
Xerox Corp.	63,489	1,791,025
		22,560,066

TOTAL INFORMATION TECHNOLOGY		341,056,683

MATERIALS - 4.0%
Chemicals - 2.8%
Air Products & Chemicals, Inc.	64,304	10,570,935
Albemarle Corp. U.S.	30,853	2,490,763
Ashland Global Holdings, Inc.	17,737	1,346,238
Axalta Coating Systems Ltd. (b)	36,859	944,328
Cabot Corp.	17,275	810,025
Celanese Corp. Class A	14,142	1,354,238
CF Industries Holdings, Inc.	66,370	2,897,051
DowDuPont, Inc.	666,736	35,877,064
Eastman Chemical Co.	40,564	3,270,270
Ecolab, Inc.	40,389	6,388,328
Element Solutions, Inc. (b)	31,644	355,679
FMC Corp.	23,261	1,856,228
Huntsman Corp.	63,889	1,403,641
International Flavors & Fragrances, Inc.	15,355	2,177,032
Linde PLC	65,372	10,656,290
LyondellBasell Industries NV Class A	48,075	4,181,083
NewMarket Corp.	134	53,746
Olin Corp.	47,491	1,121,263
PPG Industries, Inc.	65,508	6,907,164
RPM International, Inc.	30,497	1,743,209
The Mosaic Co.	102,060	3,294,497
The Scotts Miracle-Gro Co. Class A	5,779	429,669
Valvoline, Inc.	55,728	1,232,146
W.R. Grace & Co.	4,908	348,517
Westlake Chemical Corp.	679	50,178
		101,759,582
Construction Materials - 0.0%
Eagle Materials, Inc.	1,478	104,938
Martin Marietta Materials, Inc.	1,498	264,667
nVent Electric PLC	47,250	1,182,195
Vulcan Materials Co.	2,268	230,542
		1,782,342
Containers & Packaging - 0.6%
Aptargroup, Inc.	18,171	1,801,110
Ardagh Group SA	4,868	59,000
Ball Corp.	96,992	5,070,742
Bemis Co., Inc.	25,766	1,258,411
Berry Global Group, Inc. (b)	18,683	920,138
Graphic Packaging Holding Co.	73,061	881,846
International Paper Co.	105,502	5,003,960
Owens-Illinois, Inc.	45,883	920,872
Sealed Air Corp.	20,578	812,831
Silgan Holdings, Inc.	14,509	400,739
Sonoco Products Co.	28,794	1,657,959
WestRock Co.	72,310	2,943,740
		21,731,348
Metals & Mining - 0.6%
Alcoa Corp. (b)	54,543	1,618,836
Freeport-McMoRan, Inc.	418,475	4,871,049
Newmont Mining Corp.	154,048	5,254,577
Nucor Corp.	91,103	5,579,148
Reliance Steel & Aluminum Co.	19,973	1,635,389
Royal Gold, Inc.	11,001	961,157
Steel Dynamics, Inc.	54,541	1,995,655
United States Steel Corp.	50,164	1,130,697
		23,046,508
Paper & Forest Products - 0.0%
Domtar Corp.	17,817	835,617

TOTAL MATERIALS		149,155,397

REAL ESTATE - 5.2%
Equity Real Estate Investment Trusts (REITs) - 5.0%
Alexandria Real Estate Equities, Inc.	28,555	3,760,979
American Campus Communities, Inc.	38,764	1,783,919
American Homes 4 Rent Class A	73,531	1,625,770
Apartment Investment & Management Co. Class A	44,437	2,200,520
Apple Hospitality (REIT), Inc.	61,655	1,011,759
AvalonBay Communities, Inc.	39,994	7,715,642
Boston Properties, Inc.	44,866	5,916,479
Brandywine Realty Trust (SBI)	50,076	753,644
Brixmor Property Group, Inc.	85,846	1,470,542
Brookfield Property REIT, Inc. Class A	43,368	789,298
Camden Property Trust (SBI)	25,816	2,502,861
Colony Capital, Inc.	130,884	794,466
Columbia Property Trust, Inc.	33,699	743,737
Corporate Office Properties Trust (SBI)	29,284	723,022
Crown Castle International Corp.	29,240	3,422,834
CubeSmart	54,191	1,677,211
CyrusOne, Inc.	30,402	1,647,788
DDR Corp.	43,488	568,388
Digital Realty Trust, Inc.	59,359	6,430,954
Douglas Emmett, Inc.	45,689	1,728,415
Duke Realty Corp.	101,505	2,968,006
Empire State Realty Trust, Inc.	38,417	593,927
EPR Properties	21,050	1,537,913
Equity Commonwealth	34,597	1,119,559
Equity Residential (SBI)	103,900	7,538,984
Essex Property Trust, Inc.	18,900	5,125,680
Extra Space Storage, Inc.	4,622	455,775
Federal Realty Investment Trust (SBI)	20,729	2,748,044
Gaming & Leisure Properties	36,762	1,378,575
HCP, Inc.	135,504	4,273,796
Healthcare Trust of America, Inc.	60,352	1,715,204
Highwoods Properties, Inc. (SBI)	28,943	1,282,754
Hospitality Properties Trust (SBI)	46,336	1,235,318
Host Hotels & Resorts, Inc.	210,180	3,795,851
Hudson Pacific Properties, Inc.	38,507	1,250,322
Invitation Homes, Inc.	84,965	1,910,863
Iron Mountain, Inc.	82,447	3,067,028
JBG SMITH Properties	29,379	1,135,498
Kilroy Realty Corp.	28,731	2,024,386
Kimco Realty Corp.	115,688	1,967,853
Lamar Advertising Co. Class A	2,213	164,758
Liberty Property Trust (SBI)	42,055	1,982,473
Life Storage, Inc.	12,296	1,208,328
Medical Properties Trust, Inc.	103,477	1,883,281
Mid-America Apartment Communities, Inc.	32,260	3,267,293
National Retail Properties, Inc.	45,687	2,408,162
Omega Healthcare Investors, Inc.	52,610	2,114,396
Outfront Media, Inc.	39,673	823,215
Paramount Group, Inc.	59,023	854,653
Park Hotels & Resorts, Inc.	57,141	1,718,230
Prologis, Inc.	183,168	12,667,899
Rayonier, Inc.	36,713	1,117,544
Realty Income Corp.	90,063	6,186,427
Regency Centers Corp.	43,207	2,808,455
Retail Properties America, Inc.	62,446	789,317
Senior Housing Properties Trust (SBI)	67,028	922,976
Simon Property Group, Inc.	7,184	1,308,350
SL Green Realty Corp.	24,296	2,245,679
Spirit Realty Capital, Inc.	24,355	967,381
Store Capital Corp.	67,860	2,193,235
Sun Communities, Inc.	24,414	2,683,343
The Macerich Co.	38,692	1,786,023
UDR, Inc.	75,520	3,304,000
Uniti Group, Inc.	49,174	979,054
Ventas, Inc.	103,338	6,664,268
VEREIT, Inc.	275,925	2,229,474
Vornado Realty Trust	50,336	3,518,990
Weingarten Realty Investors (SBI)	34,040	976,608
Welltower, Inc.	108,032	8,371,400
Weyerhaeuser Co.	217,291	5,701,716
WP Carey, Inc.	50,045	3,747,870
		181,988,362
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (b)	48,046	2,198,105
Howard Hughes Corp. (b)	6,583	730,976
Jones Lang LaSalle, Inc.	13,240	1,898,748
Realogy Holdings Corp. (a)	36,113	641,006
Retail Value, Inc.	4,367	132,800
VICI Properties, Inc.	114,625	2,467,876
		8,069,511

TOTAL REAL ESTATE		190,057,873

UTILITIES - 6.3%
Electric Utilities - 3.7%
Alliant Energy Corp.	73,742	3,279,307
American Electric Power Co., Inc.	143,474	11,351,663
Duke Energy Corp.	206,293	18,108,400
Edison International	91,841	5,232,182
Entergy Corp.	52,323	4,666,688
Evergy, Inc.	77,402	4,436,683
Eversource Energy	91,443	6,347,059
Exelon Corp.	279,025	13,326,234
FirstEnergy Corp.	140,767	5,518,066
Hawaiian Electric Industries, Inc.	30,920	1,149,915
NextEra Energy, Inc.	138,236	24,741,479
OGE Energy Corp.	56,790	2,325,551
PG&E Corp. (b)	148,360	1,928,680
Pinnacle West Capital Corp.	31,801	2,802,304
PPL Corp.	210,080	6,579,706
Southern Co.	298,721	14,517,841
Vistra Energy Corp. (b)	116,617	2,928,253
Xcel Energy, Inc.	149,486	7,827,087
		137,067,098
Gas Utilities - 0.2%
Atmos Energy Corp.	31,608	3,085,889
National Fuel Gas Co.	23,112	1,324,318
UGI Corp.	50,230	2,864,617
		7,274,824
Independent Power and Renewable Electricity Producers - 0.2%
NRG Energy, Inc.	85,160	3,483,896
The AES Corp.	190,987	3,130,277
		6,614,173
Multi-Utilities - 2.0%
Ameren Corp.	70,518	4,889,718
Avangrid, Inc.	16,015	798,668
CenterPoint Energy, Inc.	147,870	4,572,140
CMS Energy Corp.	81,544	4,251,704
Consolidated Edison, Inc.	91,335	7,092,163
Dominion Resources, Inc.	220,114	15,460,807
DTE Energy Co.	51,957	6,117,937
MDU Resources Group, Inc.	55,280	1,421,249
NiSource, Inc.	105,726	2,884,205
Public Service Enterprise Group, Inc.	146,182	7,974,228
Sempra Energy	79,366	9,284,235
Vectren Corp.	24,014	1,738,133
WEC Energy Group, Inc.	90,896	6,638,135
		73,123,322
Water Utilities - 0.2%
American Water Works Co., Inc.	52,197	4,993,687
Aqua America, Inc.	52,103	1,826,210
		6,819,897

TOTAL UTILITIES		230,899,314

TOTAL COMMON STOCKS
(Cost $3,258,079,695)		3,684,632,154

Money Market Funds - 1.1%
Fidelity Cash Central Fund, 2.43% (c)	18,430,671	18,434,357
Fidelity Securities Lending Cash Central Fund 2.43% (c)(d)	20,133,502	20,135,515
TOTAL MONEY MARKET FUNDS
(Cost $38,569,496)		38,569,872
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $3,296,649,191)		3,723,202,026
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(24,783,605)
NET ASSETS - 100%		$3,698,418,421

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	119	March 2019	$16,091,775	$893,699	$893,699

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$165,753
Fidelity Securities Lending Cash Central Fund	85,600
Total	$251,353

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$260,031,475	$260,031,475	$--	$--
Consumer Discretionary	198,912,009	198,912,009	--	--
Consumer Staples	284,760,508	284,760,508	--	--
Energy	352,607,761	352,607,761	--	--
Financials	837,059,827	837,059,827	--	--
Health Care	558,111,407	558,111,407	--	--
Industrials	281,979,900	281,979,900	--	--
Information Technology	341,056,683	341,056,683	--	--
Materials	149,155,397	149,155,397	--	--
Real Estate	190,057,873	190,057,873	--	--
Utilities	230,899,314	230,899,314	--	--
Money Market Funds	38,569,872	38,569,872	--	--
Total Investments in Securities:	$3,723,202,026	$3,723,202,026	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$893,699	$893,699	$--	$--
Total Assets	$893,699	$893,699	$--	$--
Total Derivative Instruments:	$893,699	$893,699	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$893,699	$0
Total Equity Risk	893,699	0
Total Value of Derivatives	$893,699	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019
Assets
Investment in securities, at value (including securities loaned of $19,772,306) — See accompanying schedule: Unaffiliated issuers (cost $3,258,079,695)	$3,684,632,154
Fidelity Central Funds (cost $38,569,496)	38,569,872
Total Investment in Securities (cost $3,296,649,191)		$3,723,202,026
Segregated cash with brokers for derivative instruments		1,080,000
Receivable for fund shares sold		1,793,773
Dividends receivable		5,634,071
Distributions receivable from Fidelity Central Funds		21,597
Receivable for daily variation margin on futures contracts		191,965
Other receivables		343
Total assets		3,731,923,775
Liabilities
Payable for investments purchased	$12,074,203
Payable for fund shares redeemed	1,295,244
Other payables and accrued expenses	11,872
Collateral on securities loaned	20,124,035
Total liabilities		33,505,354
Net Assets		$3,698,418,421
Net Assets consist of:
Paid in capital		$3,260,129,933
Total distributable earnings (loss)		438,288,488
Net Assets		$3,698,418,421
Net Asset Value, offering price and redemption price per share ($3,698,418,421 ÷ 307,608,828 shares)		$12.02

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2019
Investment Income
Dividends		$95,319,124
Interest		14,413
Income from Fidelity Central Funds		251,353
Total income		95,584,890
Expenses
Custodian fees and expenses	$57,613
Independent trustees' fees and expenses	17,508
Interest	4,142
Commitment fees	10,393
Total expenses		89,656
Net investment income (loss)		95,495,234
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	77,223,053
Fidelity Central Funds	2,210
Futures contracts	(569,025)
Total net realized gain (loss)		76,656,238
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(358,784,458)
Fidelity Central Funds	(1,127)
Futures contracts	354,948
Total change in net unrealized appreciation (depreciation)		(358,430,637)
Net gain (loss)		(281,774,399)
Net increase (decrease) in net assets resulting from operations		$(186,279,165)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2019	Year ended January 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$95,495,234	$89,665,724
Net realized gain (loss)	76,656,238	67,820,057
Change in net unrealized appreciation (depreciation)	(358,430,637)	449,647,036
Net increase (decrease) in net assets resulting from operations	(186,279,165)	607,132,817
Distributions to shareholders	(163,907,299)	–
Distributions to shareholders from net investment income	–	(89,211,981)
Distributions to shareholders from net realized gain	–	(65,574,355)
Total distributions	(163,907,299)	(154,786,336)
Share transactions - net increase (decrease)	24,332,620	(28,820,316)
Total increase (decrease) in net assets	(325,853,844)	423,526,165
Net Assets
Beginning of period	4,024,272,265	3,600,746,100
End of period	$3,698,418,421	$4,024,272,265
Other Information
Undistributed net investment income end of period		$4,286,936

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Large Cap Value Index Fund

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.22	$11.75	$9.68	$10.89	$10.01
Income from Investment Operations
Net investment income (loss)A	.32	.30	.26	.26	.24
Net realized and unrealized gain (loss)	(.96)	1.69	2.10	(.78)	1.06
Total from investment operations	(.64)	1.99	2.36	(.52)	1.30
Distributions from net investment income	(.33)	(.30)	(.19)	(.26)	(.24)
Distributions from net realized gain	(.22)	(.22)	(.10)	(.43)	(.18)
Total distributions	(.56)B	(.52)	(.29)	(.69)	(.42)
Net asset value, end of period	$12.02	$13.22	$11.75	$9.68	$10.89
Total ReturnC,D	(4.73)%	17.16%	24.44%	(4.98)%	12.86%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	.03%	.10%	.10%	.10%
Expenses net of fee waivers, if any	- %G	.03%	.10%	.10%	.10%
Expenses net of all reductions	- %G	.03%	.10%	.10%	.10%
Net investment income (loss)	2.52%	2.39%	2.41%	2.35%	2.18%
Supplemental Data
Net assets, end of period (000 omitted)	$3,698,418	$4,024,272	$1,529,003	$759,885	$852,575
Portfolio turnover rateH	19%	17%	16%	20%	16%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.56 per share is comprised of distributions from net investment income of $.333 and distributions from net realized gain of $.223 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2019

1. Organization.

Fidelity Series Large Cap Value Index Fund (the Fund) (formerly Fidelity Series 1000 Value Index Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which FMR or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series Large Cap Value Index.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, certain deemed dividends, futures contracts, market discount, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$696,117,491
Gross unrealized depreciation	(281,373,726)
Net unrealized appreciation (depreciation)	$414,743,765
Tax Cost	$3,308,458,261

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,378,667
Undistributed long-term capital gain	$13,166,055
Net unrealized appreciation (depreciation) on securities and other investments	$414,743,765

The tax character of distributions paid was as follows:

	January 31, 2019	January 31, 2018
Ordinary Income	$118,443,089	$ 133,112,221
Long-term Capital Gains	45,464,210	21,674,115
Total	$163,907,299	$ 154,786,336

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $704,779,559 and $730,654,265, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$5,804,917	2.14%	$4,142

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,393 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $85,600, including $390 from securities loaned to FCM.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2019	Year ended January 31, 2018
Distributions to shareholders
Series Large Cap Value Index	$163,907,299	$–
Total	$163,907,299	$–
From net investment income
Series Large Cap Value Index	$–	$86,916,367
Class F	–	2,295,614
Total	$–	$89,211,981
From net realized gain
Series Large Cap Value Index	$–	$64,338,255
Class F	–	1,236,100
Total	$–	$65,574,355

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2019	Year ended January 31, 2018	Year ended January 31, 2019	Year ended January 31, 2018
Series Large Cap Value Index
Shares sold	21,281,385	195,535,706	$263,998,068	$2,379,540,138
Reinvestment of distributions	14,044,982	11,956,005	163,907,299	151,254,621
Shares redeemed	(32,054,982)	(33,319,128)	(403,572,747)	(417,036,365)
Net increase (decrease)	3,271,385	174,172,583	$24,332,620	$2,113,758,394
Class F
Shares sold	–	12,563,131	$–	$152,132,779
Reinvestment of distributions	–	291,155	–	3,531,713
Shares redeemed	–	(189,185,896)	–	(2,298,243,202)
Net increase (decrease)	–	(176,331,610)	$–	$(2,142,578,710)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Large Cap Value Index Fund (formerly Fidelity Series 1000 Value Index Fund):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Large Cap Value Index Fund (formerly Fidelity Series 1000 Value Index Fund) (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 15, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 260 funds. Mr. Chiel oversees 155 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Series Large Cap Value Index	- %-C
Actual		$1,000.00	$967.50	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Large Cap Value Index Fund voted to pay on March 11, 2019 to shareholders of record at the opening of business on March 8, 2019, a distribution of $0.072 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.006 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2019, $53,571,825, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 76% and 77% of the dividends distributed in March and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 82% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Large Cap Value Index Fund (formerly known as Fidelity Series 1000 Value Index Fund)

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement with Geode Capital Management, LLC (Geode). FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.014% through March 31, 2021.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

XS6-ANN-0319
1.967963.105

Fidelity® Tax-Free Bond Fund Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Tax-Free Bond Fund	3.09%	3.95%	4.93%

$25,000 Over 10 Years

Let's say hypothetically that $25,000 was invested in Fidelity® Tax-Free Bond Fund on January 31,2009.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays 3+ Year Non-AMT Municipal Bond Index performed over the same period.

Period Ending Values
$40,451	Fidelity® Tax-Free Bond Fund
$40,423	Bloomberg Barclays 3+ Year Non-AMT Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted healthy gains for the 12 months ending January 31, 2019, supported by lower bond issuance and solid U.S. economic growth. The Bloomberg Barclays Municipal Bond Index returned 3.26% for the fiscal year. Tax reform had a significant impact on both the supply of and demand for tax-exempt bonds during the period. In the final months of 2017, municipal issuers accelerated their bond financings in order to issue tax-exempt debt under the old tax rules, prompting a surge in supply. Investors absorbed this excess supply, anticipating that issuance would fall significantly in 2018. The municipal market turned lower early in the period, as domestic fixed-income markets reacted to robust economic data and signs of inflation, before stabilizing in March and rallying through August. The municipal market experienced volatility in September and October amid concerns of an economic slowdown, then rebounded in December and January. Gross municipal bond issuance declined notably year-over-year. There was little differentiation in performance across municipal sectors for the period. General obligation bonds gained 3.38%, and within this segment, state and local bonds performed similarly. Looking ahead, market volatility is possible due to uncertainty about how the U.S. Federal Reserve will react to labor and inflation trends.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the year ending January 31 31, 2018, the fund gained 3.09%, lagging, net of fees, the 3.46% advance of its benchmark, the Bloomberg Barclays 3+ Year Non-AMT Municipal Bond Index. The fund handily outpaced the Lipper peer group average. Relative to the 3+ Year Non-AMT benchmark, differences in the way fund holdings and index components were priced detracted from fund performance. Also detracting was the fund's exposure to bonds issued by South Carolina Service Authority (Santee Cooper), which were hurt by a range of concerns about the utility. Underweighting bonds backed by the state of California, some of the best performers in the national municipal marketplace, also detracted versus the index. In contrast, an overweighting in lower-investment-grade bonds contributed to relative performance. The portfolio's overweighting in bonds with exposure to 10-year interest rates was another positive for the fund versus the index. On an individual security basis, overweighting bonds issued by Presence Health helped since they performed quite well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 1, 2018, Elizah McLaughlin joined the municipal bond portfolio management team, succeeding Mark Sommer, who retired from Fidelity on December 31, 2018, after 27 years with the firm.

Investment Summary (Unaudited)

Top Five States as of January 31, 2019

% of fund's net assets
Illinois	18.9
Texas	9.9
Florida	9.5
New York	6.3
New Jersey	4.6

Top Five Sectors as of January 31, 2019

% of fund's net assets
General Obligations	26.4
Health Care	24.0
Transportation	16.2
Electric Utilities	8.3
Special Tax	6.6

Quality Diversification (% of fund's net assets)

As of January 31, 2019
AAA	3.4%
AA,A	73.8%
BBB	15.3%
BB and Below	1.6%
Not Rated	2.5%
Short-Term Investments and Net Other Assets	3.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments January 31, 2019

Showing Percentage of Net Assets

Municipal Bonds - 96.6%
	Principal Amount	Value
Alabama - 0.1%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	1,800,000	2,059,974
Montgomery Med. Clinic Facilities 5% 3/1/36	2,450,000	2,624,538

TOTAL ALABAMA		4,684,512

Alaska - 0.3%
Alaska Gen. Oblig. Series 2016 A, 5% 8/1/31	4,340,000	4,986,443
Alaska Int'l. Arpts. Revs. Series 2016 B:
5% 10/1/31	$1,685,000	$1,911,986
5% 10/1/33	2,200,000	2,479,246
North Slope Borough Gen. Oblig. Series 2017 A, 5% 6/30/21 (Pre-Refunded to 6/30/20 @ 100)	965,000	1,009,438

TOTAL ALASKA		10,387,113

Arizona - 1.8%
Arizona Board of Regents Ctfs. of Prtn.:
(Univ. of Arizona Univ. Revs.) Series 2018 B:
5% 6/1/26	1,100,000	1,309,748
5% 6/1/27	500,000	602,155
5% 6/1/29	1,725,000	2,084,852
(Univ. of Arizona Univ. Revs.). Series 2018 B, 5% 6/1/30	1,470,000	1,760,428
Arizona Ctfs. of Prtn. Series 2010 A:
5.25% 10/1/23 (FSA Insured)	5,000,000	5,116,600
5.25% 10/1/26 (FSA Insured)	1,000,000	1,023,320
5.25% 10/1/28 (FSA Insured)	500,000	511,660
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2007 B, 3 month U.S. LIBOR + 0.810% 2.684%, tender 1/1/37 (a)(b)	1,000,000	952,520
Arizona Indl. Dev. Auth. Rev. (Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/37	1,090,000	1,185,757
5% 5/1/43	1,000,000	1,066,210
Glendale Gen. Oblig.:
Series 2015, 4% 7/1/21 (FSA Insured)	1,205,000	1,266,612
Series 2017, 5% 7/1/24	3,475,000	3,999,134
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	155,000	158,408
5% 7/1/48	200,000	202,042
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (c)	455,000	454,964
6% 1/1/48 (c)	2,825,000	2,838,927
Maricopa County School District #28 Kyrene Elementary Series 2010 B, 4% 7/1/21	375,000	395,081
Maricopa County Unified School District #48 Scottsdale Series 2017 B:
5% 7/1/29	1,150,000	1,385,152
5% 7/1/30	1,500,000	1,789,035
5% 7/1/31	800,000	946,808
5% 7/1/32	3,250,000	3,830,255
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2015 A, 5% 7/1/45	3,170,000	3,550,780
Series 2017 B:
5% 7/1/30	4,000,000	4,754,000
5% 7/1/34	2,000,000	2,325,940
5% 7/1/35	2,000,000	2,317,820
Phoenix Civic Impt. Corp. District Rev. (Plaza Expansion Proj.) Series 2005 B, 5.5% 7/1/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	6,424,650
Pima County Swr. Sys. Rev. Series 2012 A, 5% 7/1/27	1,000,000	1,098,000
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007:
5.25% 12/1/23	2,500,000	2,819,075
5.5% 12/1/29	2,100,000	2,547,447
Scottsdale Indl. Dev. Auth. Hosp. Rev. (Scottsdale Healthcare Proj.) Series 2006 C, 5% 9/1/35 (FSA Insured)	285,000	297,147
Tempe Indl. Dev. Auth. Rev. (Mirabella At Asu, Inc. Proj.):
Series 2017 A:
6.125% 10/1/47 (c)	285,000	306,666
6.125% 10/1/52 (c)	285,000	305,631
Series 2017 B:
4% 10/1/23 (c)	4,300,000	4,316,254
6% 10/1/37 (c)	140,000	151,365

TOTAL ARIZONA		64,094,443

California - 3.4%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series A, 2.95%, tender 4/1/26 (a)	4,695,000	4,914,867
Series B, 2.85%, tender 4/1/25 (a)	3,840,000	3,999,091
Series C, 2.1%, tender 4/1/22 (a)	3,585,000	3,605,327
Cabrillo Cmnty. College District Series B, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,155,000	2,060,396
California Edl. Facilities Auth. Rev. Series T1, 5% 3/15/39	2,140,000	2,715,382
California Gen. Oblig.:
Series 2007, 5.625% 5/1/20	5,000	5,017
Series 2009, 6% 4/1/38	1,625,000	1,635,579
5.25% 12/1/33	35,000	35,089
5.25% 4/1/35	2,920,000	3,193,020
5.5% 4/1/30	5,000	5,015
5.5% 3/1/40	600,000	621,756
5.6% 3/1/36	300,000	311,295
California Health Facilities Fing. Auth. Rev. Series 2013 A, 5% 8/15/52	15,070,000	16,172,521
California Pub. Works Board Lease Rev.:
(Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/26	5,265,000	5,932,444
(Various Judicial Council Projs.) Series 2011 D, 5% 12/1/22	1,400,000	1,528,492
California Statewide Cmntys. Dev. Auth. Series 2016:
5% 5/15/25	1,000,000	1,145,690
5% 5/15/26	1,000,000	1,158,220
5% 5/15/27	1,000,000	1,151,770
5% 5/15/28	1,000,000	1,146,790
5% 5/15/32	1,250,000	1,401,075
5% 5/15/33	1,500,000	1,674,045
Carlsbad Unified School District Series 2009 B, 0% 5/1/34 (Pre-Refunded to 5/1/24 @ 100) (d)	1,450,000	1,726,776
Fontana Unified School District Gen. Oblig.:
5% 5/1/21 (Assured Guaranty Corp. Insured)	1,880,000	1,894,871
5% 5/1/22 (Assured Guaranty Corp. Insured)	1,840,000	1,854,426
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2013 A, 5% 6/1/29	2,500,000	2,776,300
Series 2017 A1:
5% 6/1/21	1,110,000	1,182,638
5% 6/1/22	1,555,000	1,692,260
5% 6/1/23	1,780,000	1,971,297
5% 6/1/24	1,000,000	1,115,430
Merced Union High School District Series A, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,455,000	1,387,008
Northern California Transmission Agcy. Rev. Series 2009:
5% 5/1/23	1,000,000	1,007,740
5% 5/1/23 (Pre-Refunded to 5/1/19 @ 100)	1,235,000	1,245,325
5% 5/1/24	675,000	680,211
5% 5/1/24 (Pre-Refunded to 5/1/19 @ 100)	835,000	841,981
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A, 5% 2/1/19	1,500,000	1,500,000
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	1,300,000	834,808
Series B:
0% 8/1/33	4,350,000	2,661,113
0% 8/1/37	8,000,000	4,039,200
0% 8/1/38	4,225,000	2,036,239
0% 8/1/39	7,220,000	3,318,240
0% 8/1/41	4,900,000	2,055,452
Poway Unified School District Pub. Fing.:
5% 9/1/27	1,050,000	1,162,550
5% 9/1/30	1,370,000	1,492,245
Riverside Swr. Rev. Series 2015 A:
5% 8/1/30	2,880,000	3,363,437
5% 8/1/31	1,630,000	1,896,114
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,600,000	1,302,128
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A, 5.25% 8/1/26	1,000,000	1,016,860
San Diego Cmnty. College District Series 2011, 0% 8/1/35	3,000,000	1,720,500
San Diego Unified School District:
Series 2008 C:
0% 7/1/34	1,300,000	767,442
0% 7/1/37	5,105,000	2,623,153
Series 2008 E, 0% 7/1/47 (d)	2,600,000	1,707,784
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/24	1,000,000	1,141,960
5% 6/1/27	1,000,000	1,127,660
San Marcos Unified School District Series 2010 B, 0% 8/1/47	3,700,000	1,179,116
Santa Monica-Malibu Unified School District Series 1999, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	975,490
Santa Rosa Wastewtr. Rev. Series 2002 B, 0% 9/1/25 (AMBAC Insured)	1,700,000	1,456,033
Univ. of California Revs.:
Series 2016, 5.25% 5/15/39 (Pre-Refunded to 5/15/19 @ 100)	550,000	555,797
Series 2017 AV, 5% 5/15/36	1,610,000	1,868,808
Washington Township Health Care District Gen. Oblig. Series 2013 B, 5.5% 8/1/38	2,000,000	2,332,900
Washington Township Health Care District Rev.:
Series 2009 A:
5.5% 7/1/19	390,000	395,239
6% 7/1/29	1,000,000	1,014,260
Series 2010 A, 5.25% 7/1/30	1,900,000	1,977,729
Yuba City Unified School District Series A, 0% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	928,690

TOTAL CALIFORNIA		122,240,091

Colorado - 1.2%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	1,450,000	1,559,127
5% 10/1/43	1,810,000	1,925,369
Colorado Health Facilities Auth.:
(Parkview Episcopal Med. Ctr., Co. Proj.) Series 2017:
5% 9/1/23	270,000	303,604
5% 9/1/24	225,000	257,753
5% 9/1/25	260,000	302,778
5% 9/1/28	2,200,000	2,583,130
(Parkview Med. Ctr., Inc. Proj.) Series 2016, 5% 9/1/46	3,700,000	4,017,682
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.):
Series B, 0% 7/15/20 (Escrowed to Maturity)	2,000,000	1,944,900
0% 7/15/22 (Escrowed to Maturity)	4,500,000	4,197,330
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2013 A, 5% 6/1/20	1,450,000	1,511,814
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2017C-2, 5%, tender 3/1/22 (a)	3,825,000	4,106,558
Denver City & County Arpt. Rev.:
Series 2017 B, 5% 11/15/33	6,500,000	7,611,630
Series 2018 B, 5% 12/1/48	3,640,000	4,129,325
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,090,000	2,017,623
Series 2010 C, 5.375% 9/1/26	1,000,000	1,045,220
Univ. of Colorado Enterprise Sys. Rev.:
Series 2009 A, 5.5% 6/1/26 (Pre-Refunded to 6/1/19 @ 100)	1,250,000	1,265,613
Series 2016 A, 5% 6/1/47	3,115,000	3,515,278

TOTAL COLORADO		42,294,734

Connecticut - 1.8%
Connecticut Gen. Oblig.:
Series 2016 B, 5% 5/15/27	10,000,000	11,376,000
Series 2016 E:
5% 10/15/26	2,030,000	2,340,265
5% 10/15/29	2,930,000	3,312,775
Series 2018 F:
5% 9/15/25	1,950,000	2,228,831
5% 9/15/27	1,000,000	1,158,200
5% 9/15/28	4,500,000	5,246,685
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/34	1,050,000	1,182,563
5% 7/1/35	1,200,000	1,344,948
5% 7/1/36	400,000	446,760
5% 7/1/37	1,555,000	1,729,564
5% 7/1/42	1,655,000	1,816,727
Bonds Series U2, 2%, tender 2/8/22 (a)(e)	11,500,000	11,557,040
Series 2016 K, 4% 7/1/46	4,465,000	4,399,007
Series K1:
5% 7/1/31	1,400,000	1,568,252
5% 7/1/35	1,180,000	1,295,003
Connecticut State Revolving Fund Gen. Rev. Series 2017 A:
5% 5/1/33	3,125,000	3,662,875
5% 5/1/35	2,325,000	2,700,883
Hbr. Point Infra Impt. District Series 2017:
5% 4/1/30 (c)	2,430,000	2,654,168
5% 4/1/39 (c)	3,125,000	3,263,063
New Haven Gen. Oblig. Series 2016 A:
5% 8/15/19 (Escrowed to Maturity)	260,000	264,442
5% 8/15/19 (Escrowed to Maturity)	1,990,000	2,025,060
5% 8/15/25 (FSA Insured)	570,000	665,082

TOTAL CONNECTICUT		66,238,193

Delaware - 0.4%
Delaware Trans. Auth. (U.S. 301 Proj.) Series 2015, 5% 6/1/55	13,000,000	14,214,590
District Of Columbia - 0.8%
District of Columbia Gen. Oblig. Series 2017 A, 5% 6/1/33	2,300,000	2,697,578
District of Columbia Hosp. Rev. Series 2015:
5% 7/15/29	4,000,000	4,565,560
5% 7/15/30	6,495,000	7,365,005
District of Columbia Income Tax Rev. Series 2011 A, 5% 12/1/36	2,340,000	2,509,112
District of Columbia Rev. Series B, 4.75% 6/1/32	800,000	825,944
Washington Convention & Sports Auth. Series 2018 A, 5% 10/1/22	5,250,000	5,824,560
Washington D.C. Metropolitan Transit Auth. Rev. Series 2017 B, 5% 7/1/33	4,545,000	5,326,513

TOTAL DISTRICT OF COLUMBIA		29,114,272

Florida - 9.5%
Brevard County School Board Ctfs. of Prtn.:
Series 2014, 5% 7/1/27	1,700,000	1,949,832
Series 2015 C:
5% 7/1/25	1,375,000	1,614,690
5% 7/1/27	1,455,000	1,685,923
Broward County Arpt. Sys. Rev. Series 2012 P-2, 5% 10/1/21	1,630,000	1,763,872
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	1,595,000	1,864,284
(Broward County School District) Series 2012 A, 5% 7/1/24	4,345,000	4,764,814
Series 2012 A, 5% 7/1/24 (Pre-Refunded to 7/1/22 @ 100)	4,485,000	4,957,315
Series 2015 A:
5% 7/1/24	940,000	1,084,901
5% 7/1/26	3,635,000	4,244,917
Series 2016, 5% 7/1/32	1,020,000	1,166,972
Central Florida Expressway Auth. Sr. Lien Rev. Orlando & Orange County Expressway Auth. Rev. Series 2017:
5% 7/1/37	5,500,000	6,259,385
5% 7/1/38	3,000,000	3,400,230
5% 7/1/39	1,250,000	1,413,700
Citizens Property Ins. Corp.:
Series 2011 A1, 5% 6/1/20	1,000,000	1,041,690
Series 2012 A1, 5% 6/1/21	4,525,000	4,852,067
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011, 6.25% 10/1/39	3,505,000	3,805,589
Duval County School Board Ctfs. of Prtn. Series 2015 B, 5% 7/1/29	6,380,000	7,355,630
Florida Board of Ed. Pub. Ed. Cap. Outlay Series 2011 E, 5% 6/1/24	2,385,000	2,559,081
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	2,600,000	2,841,254
Series 2015 C, 5% 10/1/35	2,000,000	2,171,760
Florida Muni. Pwr. Agcy. Rev.:
(Pwr. Supply Proj.) Series 2017 A, 5% 10/1/28	400,000	490,716
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	985,000	1,151,278
5% 10/1/31	1,075,000	1,250,849
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	1,125,000	1,237,601
Series 2015 B, 5% 10/1/29	1,250,000	1,449,688
Gainesville Utils. Sys. Rev. Series 2017 A:
5% 10/1/30	2,810,000	3,365,874
5% 10/1/35	5,000,000	5,848,750
Halifax Hosp. Med. Ctr. Rev.:
4% 6/1/27	585,000	619,492
5% 6/1/24	835,000	940,218
5% 6/1/28	655,000	733,135
Highlands County Health Facilities Auth. Rev. Series 2008:
6% 11/15/37	4,990,000	5,150,778
6% 11/15/37 (Pre-Refunded to 11/15/19 @ 100)	10,000	10,333
Hillsborough County Aviation Auth. Rev. Series 2018 F, 5% 10/1/48	2,500,000	2,840,075
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 2008 B, 8% 8/15/32 (Pre-Refunded to 8/15/19 @ 101)	1,500,000	1,564,140
Hillsborough County School Board Ctfs. of Prtn. Series 2015 A, 5% 7/1/26	8,000,000	9,347,520
Indian River County School Board Ctfs. of Prtn. Series 2014, 5% 7/1/24	2,600,000	2,990,702
Jacksonville Elec. Auth. Elec. Sys. Rev. Series 2012 A:
4% 10/1/23	175,000	182,922
4% 10/1/23 (Pre-Refunded to 4/1/21 @ 100)	2,160,000	2,263,874
Jacksonville Fla Health Care F (Baptist Med. Ctr. Proj.) Series 2017:
5% 8/15/26	2,000,000	2,377,500
5% 8/15/34	2,750,000	3,150,098
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/25	2,250,000	2,476,890
Lake County School Board Ctfs. of Prtn. Series 2014 A, 5% 6/1/29 (FSA Insured)	1,500,000	1,681,860
Miami-Dade County Aviation Rev.:
Series 2010 A, 5.5% 10/1/41 (Pre-Refunded to 10/1/20 @ 100)	1,500,000	1,593,540
Series 2010:
5.375% 10/1/35	900,000	947,610
5.5% 10/1/30 (Pre-Refunded to 10/1/20 @ 100)	755,000	802,082
Series 2014 A, 5% 10/1/37	8,500,000	9,434,405
Series 2014 B, 5% 10/1/34	2,225,000	2,488,062
Series 2016 A, 5% 10/1/41	8,500,000	9,482,685
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/24	1,000,000	1,103,810
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	3,300,000	3,424,113
Series 2014 A:
5% 7/1/25	1,430,000	1,644,100
5% 7/1/27	1,000,000	1,140,920
5% 7/1/28	2,225,000	2,533,674
5% 7/1/29	1,010,000	1,147,370
5% 7/1/44	18,800,000	20,683,572
Series 2014 B, 5% 7/1/30	2,500,000	2,827,800
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2011 B, 5.625% 5/1/31	2,195,000	2,352,996
Series 2014 D:
5% 11/1/22	2,085,000	2,311,744
5% 11/1/25	6,655,000	7,585,302
Series 2015 A, 5% 5/1/29	12,370,000	14,154,125
Series 2015 B, 5% 5/1/27	13,000,000	14,972,360
Series 2016 A, 5% 5/1/32	10,000,000	11,299,600
Series 2016 B, 5% 8/1/26	4,505,000	5,307,160
Miami-Dade County Transit Sales Surtax Rev. Series 2012:
5% 7/1/22	765,000	845,830
5% 7/1/42	800,000	864,664
Miami-Dade County Wtr. & Swr. Rev. Series 2008 A, 5.25% 10/1/22 (FSA Insured)	6,000,000	6,729,540
Orange County Health Facilities Auth.:
(Orlando Health, Inc.) Series 2009, 5.375% 10/1/23	2,500,000	2,559,825
Series 2012 A, 5% 10/1/42	6,315,000	6,686,764
Series 2012 B, 5% 10/1/42	2,500,000	2,647,175
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/28	5,000,000	5,803,250
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/23	1,150,000	1,268,703
Orlando Utils. Commission Util. Sys. Rev. Series 2009 B, 5% 10/1/33	3,540,000	3,558,904
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/23	190,000	211,915
5% 12/1/24	380,000	430,966
5% 12/1/31	1,500,000	1,637,385
Palm Beach County School Board Ctfs. of Prtn.:
(Palm Beach County School District Proj.) Series 2018 A, 5% 8/1/24	760,000	879,305
Series 2014 B:
5% 8/1/22	3,025,000	3,352,245
5% 8/1/23	3,550,000	4,029,854
Series 2015 B:
5% 8/1/23	1,500,000	1,702,755
5% 8/1/25	875,000	1,029,980
Series 2015 D:
5% 8/1/28	1,980,000	2,301,968
5% 8/1/29	6,765,000	7,838,538
5% 8/1/31	7,015,000	8,055,325
Saint Lucie County School Board Ctfs. of Prtn. Series 2013 A, 5% 7/1/26	2,515,000	2,794,718
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/27	500,000	589,340
5% 10/1/28	4,000,000	4,680,760
5% 10/1/30	2,000,000	2,314,440
5% 10/1/32	3,310,000	3,786,177
South Lake County Hosp. District (South Lake Hosp., Inc.) Series 2009 A, 6% 4/1/29	2,375,000	2,387,421
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/29	1,480,000	1,746,459
5% 8/15/32	3,920,000	4,522,112
5% 8/15/35	705,000	802,459
5% 8/15/37	5,000,000	5,643,300
5% 8/15/42	3,400,000	3,794,536
5% 8/15/47	5,200,000	5,774,964
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A:
5% 12/1/29	1,425,000	1,604,336
5% 12/1/36	1,100,000	1,201,442
Series 2015 A, 5% 12/1/40	1,000,000	1,073,830
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev. Series 2011 B:
5% 10/1/19 (Escrowed to Maturity)	1,420,000	1,450,327
5% 10/1/19 (Escrowed to Maturity)	1,305,000	1,333,305
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/25	900,000	989,100
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A:
5% 8/1/30 (Build America Mutual Assurance Insured)	1,160,000	1,325,776
5% 8/1/31 (Build America Mutual Assurance Insured)	2,215,000	2,516,462
(Master Lease Prog.) Series 2014 B, 5% 8/1/22	810,000	894,443

TOTAL FLORIDA		342,819,827

Georgia - 2.2%
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.) Series 1995 5, 2.05%, tender 11/19/21 (a)	2,725,000	2,665,404
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (a)	2,400,000	2,396,424
2.2%, tender 4/2/19 (a)	5,900,000	5,900,608
Colquitt County Dev. Auth. Rev.:
Series A, 0% 12/1/21 (Escrowed to Maturity)	4,120,000	3,896,943
Series C, 0% 12/1/21 (Escrowed to Maturity)	3,000,000	2,837,580
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/36	1,000,000	1,077,770
Fulton County Wtr. & Swr. Rev. Series 2013, 5% 1/1/32	10,000,000	11,062,700
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series C, 5% 1/1/22	2,900,000	3,118,138
Series GG, 5% 1/1/23	1,600,000	1,764,336
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series R, 5% 10/1/21	1,225,000	1,322,302
Series S, 5% 10/1/24	1,575,000	1,737,320
Main Street Natural Gas, Inc. Bonds Series 2018 C, 4%, tender 12/1/23 (a)	24,120,000	25,585,531
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009 1, 2.05%, tender 11/19/21 (a)	2,750,000	2,689,858
Private Colleges & Univs. Auth. Rev. (The Savannah College of Art and Design Projs.) Series 2014:
5% 4/1/28	2,560,000	2,854,707
5% 4/1/44	9,105,000	9,707,114
Valdosta & Lowndes County Hosp. Series 2007, 5% 10/1/24	1,000,000	1,008,910

TOTAL GEORGIA		79,625,645

Hawaii - 0.1%
Hawaii Gen. Oblig. Series 2017 FK, 5% 5/1/33	4,200,000	4,922,904
Idaho - 0.5%
Idaho Health Facilities Auth. Rev. Series 2015 ID:
5% 12/1/24	500,000	579,095
5.5% 12/1/26	1,200,000	1,435,728
5.5% 12/1/27	3,250,000	3,867,273
Idaho Hsg. & Fin. Assoc. Single Family Mtg. (Idaho St Garvee Proj.) Series 2017 A:
5% 7/15/20	1,115,000	1,164,105
5% 7/15/21	1,660,000	1,782,873
5% 7/15/22	1,850,000	2,039,218
5% 7/15/23	880,000	992,596
5% 7/15/24	705,000	810,390
5% 7/15/25	705,000	824,892
5% 7/15/26	500,000	592,660
5% 7/15/27	1,765,000	2,115,458

TOTAL IDAHO		16,204,288

Illinois - 18.9%
Boone & Winnebago County Cmnty. Unit School District 200 Series 2003, 0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,065,000	1,042,731
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,505,000	1,382,042
Series 1999 A, 5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,115,000	1,187,720
Series 2010 F, 5% 12/1/20	570,000	586,490
Series 2011 A:
5% 12/1/41	1,865,000	1,866,324
5.25% 12/1/41	1,510,000	1,520,902
5.5% 12/1/39	2,700,000	2,742,768
Series 2012 A, 5% 12/1/42	2,815,000	2,821,587
Series 2015 C, 5.25% 12/1/39	800,000	818,048
Series 2016 B, 6.5% 12/1/46	400,000	448,324
Series 2017 A, 7% 12/1/46 (c)	1,400,000	1,646,904
Series 2017 C:
5% 12/1/22	1,370,000	1,427,937
5% 12/1/23	2,730,000	2,861,996
5% 12/1/24	1,840,000	1,939,562
5% 12/1/25	1,710,000	1,806,974
5% 12/1/26	500,000	529,150
Series 2017 D, 5% 12/1/24	1,805,000	1,902,669
Series 2018 A:
5% 12/1/24	1,280,000	1,349,261
5% 12/1/29	4,445,000	4,739,659
5% 12/1/31	850,000	893,044
Series 2018 C, 5% 12/1/46	8,695,000	8,748,040
Chicago Midway Arpt. Rev. Series 2016 B:
4% 1/1/35	815,000	829,760
5% 1/1/36	4,500,000	4,951,485
5% 1/1/37	5,300,000	5,797,564
5% 1/1/41	6,000,000	6,490,500
5% 1/1/46	8,470,000	9,130,237
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2013 D, 5% 1/1/27	5,175,000	5,698,400
Series 2016 B, 5% 1/1/34	2,835,000	3,158,247
Series 2016 C:
5% 1/1/32	4,750,000	5,341,803
5% 1/1/33	1,305,000	1,459,812
5% 1/1/34	1,510,000	1,682,170
Series 2017 B:
5% 1/1/34	1,515,000	1,707,541
5% 1/1/35	2,540,000	2,851,480
5% 1/1/36	1,650,000	1,846,235
5% 1/1/37	6,400,000	7,132,864
5% 1/1/38	2,250,000	2,497,725
5% 1/1/39	5,000,000	5,535,900
Chicago Transit Auth.:
Series 2014, 5.25% 12/1/49	12,000,000	13,104,000
Series 2017, 5% 12/1/46	1,900,000	2,034,387
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/22	980,000	1,064,535
5% 6/1/23	880,000	974,195
5% 6/1/24	1,495,000	1,684,177
5% 6/1/25	745,000	849,568
5% 6/1/26	1,595,000	1,833,851
Chicago Wtr. Rev. Series 2017, 5.25% 11/1/33 (FSA Insured)	445,000	446,108
Cook County Forest Preservation District Series 2012 C, 5% 12/15/22	1,230,000	1,330,651
Cook County Gen. Oblig.:
Series 2010 A:
5.25% 11/15/22	2,065,000	2,168,395
5.25% 11/15/33	13,180,000	13,682,817
Series 2011 A, 5.25% 11/15/28	1,625,000	1,723,556
Series 2012 C:
5% 11/15/23	4,375,000	4,775,313
5% 11/15/24	3,500,000	3,812,340
5% 11/15/25 (FSA Insured)	5,800,000	6,363,702
Series 2016 A, 5% 11/15/29	6,110,000	6,795,175
Des Plaines Pub. Library District 5.5% 1/1/30	4,210,000	4,328,385
Grundy & Will Counties Cmnty. School Gen. Obligan Series 2018, 5% 2/1/29	675,000	779,146
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. 0% 7/15/23 (Escrowed to Maturity)	5,600,000	5,098,688
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/31	1,175,000	1,333,978
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/31	1,480,000	1,561,859
5% 10/1/33	1,500,000	1,704,945
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A:
5% 7/15/25	795,000	933,330
5% 7/15/27	1,300,000	1,568,060
5% 7/15/30	1,490,000	1,756,874
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	11,085,000	11,002,084
5% 5/15/43	10,000,000	11,040,900
(Palos Cmnty. Hosp. Proj.) Series 2010 C, 5.375% 5/15/30	7,630,000	7,900,560
(Presence Health Proj.) Series 2016 C:
5% 2/15/26	1,425,000	1,682,555
5% 2/15/29	3,455,000	4,060,662
5% 2/15/36	2,390,000	2,692,502
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/49	490,000	520,630
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	1,200,000	1,321,236
Bonds:
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	1,045,000	1,036,661
Series 2017 B, 5%, tender 12/15/22 (a)	3,045,000	3,388,963
Series 2009, 7.75% 8/15/34 (Pre-Refunded to 8/15/19 @ 100)	60,000	61,892
Series 2010 A:
5.5% 8/15/24 (Pre-Refunded to 2/15/20 @ 100)	1,050,000	1,090,037
5.75% 8/15/29 (Pre-Refunded to 2/15/20 @ 100)	700,000	728,469
Series 2012 A:
5% 5/15/19	1,000,000	1,008,821
5% 5/15/23	700,000	762,146
Series 2012:
4% 9/1/32	3,020,000	3,101,963
5% 9/1/22	800,000	885,608
5% 9/1/32	4,000,000	4,321,360
5% 9/1/38	5,400,000	5,769,090
5% 11/15/43	1,640,000	1,728,101
Series 2013:
4% 5/15/33	1,055,000	1,067,903
5% 11/15/24	1,115,000	1,226,768
5% 11/15/27	400,000	435,544
5% 5/15/43	3,750,000	3,900,263
Series 2014, 5% 8/1/38	6,800,000	7,422,676
Series 2015 A:
5% 11/15/31	3,500,000	3,919,615
5% 11/15/45	9,750,000	10,413,000
Series 2015 B, 5% 11/15/23	1,845,000	2,090,699
Series 2015 C:
5% 8/15/35	3,340,000	3,638,329
5% 8/15/44	15,400,000	16,423,022
Series 2016 A:
5% 7/1/33	1,850,000	2,068,041
5% 7/1/34	1,000,000	1,112,280
5% 8/15/34	1,800,000	1,966,158
5% 7/1/36	1,530,000	1,685,922
5.25% 8/15/29	1,015,000	1,159,820
Series 2016 B:
5% 8/15/30	3,000,000	3,481,050
5% 8/15/33	4,585,000	5,228,046
5% 8/15/34	2,415,000	2,738,972
Series 2016 C:
3.75% 2/15/34	725,000	729,495
4% 2/15/36	3,085,000	3,161,693
4% 2/15/41	9,595,000	9,680,300
5% 2/15/21	4,080,000	4,337,489
5% 2/15/22	3,600,000	3,931,560
5% 2/15/24	325,000	371,105
5% 2/15/30	13,250,000	15,457,715
5% 2/15/31	2,080,000	2,407,038
5% 2/15/41	5,375,000	5,950,985
Series 2016:
5% 12/1/29	1,030,000	1,168,144
5% 12/1/46	2,660,000	2,829,043
Series 2017 A, 5% 8/1/47	430,000	457,834
Series 2017:
5% 1/1/22	2,795,000	3,049,764
5% 7/1/24	1,375,000	1,593,075
5% 1/1/28	3,075,000	3,662,356
5% 7/1/28	2,745,000	3,262,762
5% 7/1/33	3,365,000	3,881,662
5% 7/1/34	2,765,000	3,181,077
5% 7/1/35	2,290,000	2,627,615
Series 2018 A:
4.25% 1/1/44	1,895,000	1,908,928
5% 1/1/44	11,470,000	12,348,831
Illinois Gen. Oblig.:
Serie 2014, 5% 4/1/24	3,945,000	4,214,207
Series 2006, 5.5% 1/1/31	1,945,000	2,183,846
Series 2010:
5% 1/1/21 (FSA Insured)	900,000	922,851
5% 1/1/23 (FSA Insured)	2,100,000	2,151,786
Series 2012 A:
4% 1/1/23	1,220,000	1,239,056
5% 1/1/33	1,700,000	1,730,753
Series 2012:
5% 8/1/19	1,995,000	2,020,982
5% 8/1/21	1,695,000	1,776,631
5% 3/1/23	1,500,000	1,570,365
5% 8/1/23	1,675,000	1,784,327
5% 3/1/36	1,000,000	1,014,460
Series 2013 A, 5% 4/1/35	900,000	919,575
Series 2013:
5% 7/1/22	320,000	338,662
5.5% 7/1/38	2,000,000	2,087,200
Series 2014:
5% 2/1/23	1,880,000	1,992,838
5% 2/1/25	2,245,000	2,384,257
5% 2/1/27	1,075,000	1,129,159
5% 4/1/28	580,000	608,693
5% 5/1/28	3,325,000	3,491,849
5% 5/1/32	1,400,000	1,447,460
5% 5/1/33	1,600,000	1,651,200
5.25% 2/1/29	3,000,000	3,169,560
5.25% 2/1/30	2,700,000	2,842,614
5.25% 2/1/31	1,305,000	1,367,327
Series 2016:
5% 2/1/23	880,000	932,818
5% 6/1/25	4,465,000	4,805,099
5% 6/1/26	610,000	659,227
5% 2/1/27	6,685,000	7,238,184
5% 2/1/28	3,495,000	3,754,294
5% 2/1/29	3,285,000	3,505,489
Series 2017 C, 5% 11/1/29	4,605,000	4,931,080
Series 2017 D:
5% 11/1/25	17,430,000	18,802,438
5% 11/1/26	6,970,000	7,540,564
5% 11/1/27	8,000,000	8,676,960
Series 2018 A, 5% 10/1/28	3,500,000	3,783,780
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/23	1,075,000	1,190,724
5% 2/1/29	10,000,000	11,470,100
5% 2/1/31	1,890,000	2,154,506
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2013 A, 5% 1/1/38	20,000,000	21,702,600
Series 2015 A:
5% 1/1/37	1,700,000	1,916,903
5% 1/1/40	6,700,000	7,513,112
Series 2015 B, 5% 1/1/40	3,800,000	4,190,184
Series 2016 A:
5% 12/1/31	945,000	1,072,254
5% 12/1/32	6,700,000	7,574,015
Joliet School District #86 Gen. Oblig. Series 2002:
0% 11/1/19 (FSA Insured)	2,260,000	2,225,254
0% 11/1/20 (FSA Insured)	3,850,000	3,707,319
Kane & DeKalb Counties Cmnty. Unit School District #302 Series 2004, 0% 2/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,025,000	4,684,406
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
Series 2015:
5% 1/1/27	1,500,000	1,710,060
5% 1/1/28	2,780,000	3,161,110
Series 2017, 5% 1/1/29	1,030,000	1,197,015
6.5% 1/1/20 (AMBAC Insured)	310,000	322,803
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016, 5% 2/1/33	10,875,000	12,164,884
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	1,600,000	1,402,656
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	4,260,000	3,758,087
0% 1/15/25	4,440,000	3,794,291
0% 1/15/26	3,335,000	2,752,942
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 2010 B1:
0% 6/15/43 (FSA Insured)	15,500,000	5,154,835
0% 6/15/44 (FSA Insured)	19,125,000	6,064,346
0% 6/15/45 (FSA Insured)	12,145,000	3,671,069
0% 6/15/47 (FSA Insured)	5,760,000	1,576,858
Series 2012 B, 0% 12/15/51	5,900,000	1,162,300
Series 2017 B:
5% 12/15/28	2,000,000	2,174,380
5% 12/15/32	900,000	963,099
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/23	1,250,000	1,385,975
5% 6/1/24	1,635,000	1,844,509
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.) Series 1999 A, 0% 4/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,015,000	1,962,328
Series 2010 A:
5% 4/1/25	1,700,000	1,753,822
5.25% 4/1/30	1,020,000	1,053,181
Series 2013:
6% 10/1/42	1,935,000	2,179,294
6.25% 10/1/38	1,900,000	2,165,658
Series 2018 A, 5% 4/1/29	3,940,000	4,639,311
Will County Cmnty. Unit School District #365-U:
Series 2007 B, 0% 11/1/26 (FSA Insured)	3,175,000	2,546,445
0% 11/1/19 (Escrowed to Maturity)	1,290,000	1,272,314
0% 11/1/19 (FSA Insured)	8,310,000	8,182,239
Will County Illinois Series 2016, 5% 11/15/41	13,255,000	14,664,272

TOTAL ILLINOIS		682,913,760

Indiana - 1.7%
Beech Grove School Bldg. Corp. Series 1996, 5.625% 7/5/24 (Escrowed to Maturity)	2,075,000	2,287,978
Indiana Fin. Auth. Hosp. Rev. (Parkview Health Sys. Proj.) Series 2017 A:
5% 11/1/24	1,000,000	1,150,800
5% 11/1/28	450,000	541,112
5% 11/1/29	1,400,000	1,698,452
5% 11/1/30	315,000	382,517
Indiana Fin. Auth. Rev.:
Series 2012:
5% 3/1/25	1,000,000	1,086,840
5% 3/1/30	500,000	539,075
5% 3/1/41	2,590,000	2,760,655
Series 2015 A, 5.25% 2/1/32	2,940,000	3,446,680
Series 2015, 5% 3/1/36	4,500,000	4,920,480
Series 2016:
5% 9/1/27	1,850,000	2,167,331
5% 9/1/31	1,835,000	2,091,331
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A:
5% 10/1/24	850,000	948,099
5% 10/1/37	1,700,000	1,855,108
Series 2014 A:
5% 10/1/25	1,200,000	1,390,272
5% 10/1/26	1,750,000	2,022,405
(CWA Auth. Proj.) Series 2014 A, 5% 10/1/27	1,750,000	2,017,365
(CWA Auth. Proj.) Series 2015 A, 5% 10/1/29	2,295,000	2,632,434
Series 2011 A, 5.25% 10/1/26	1,000,000	1,086,140
Series 2011 B, 5% 10/1/41	2,000,000	2,133,620
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
Series 2011 A, 5% 1/1/21	800,000	847,952
Series 2017 A:
5% 1/1/32	4,000,000	4,710,160
5% 1/1/34	2,000,000	2,319,080
Indianapolis Thermal Energy Sys. Series 2010 B, 5% 10/1/19	8,390,000	8,559,147
Indianapolis Wtr. Sys. Rev. Series 2018 A, 5% 10/1/32 (FSA Insured)	3,000,000	3,588,720
Lake Central Multi-District School Bldg. Corp. Series 2012 B, 5% 1/15/30	4,300,000	4,740,750

TOTAL INDIANA		61,924,503

Iowa - 0.1%
Iowa Fin. Auth. Rev.:
Series 2018 B, 5% 2/15/48	2,500,000	2,759,225
Series A:
5% 5/15/43	820,000	847,741
5% 5/15/48	1,440,000	1,482,898

TOTAL IOWA		5,089,864

Kansas - 0.5%
Desoto Usd # 232 Series 2015 A, 5% 9/1/22	1,390,000	1,542,302
Johnson County Unified School District # 233:
Series 2016 A, 5% 9/1/21	750,000	811,493
Series 2016 B:
5% 9/1/22	1,600,000	1,778,240
5% 9/1/23	290,000	330,029
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A, 5% 9/1/26	4,020,000	4,425,256
Series 2016 A:
5% 9/1/40	4,200,000	4,719,078
5% 9/1/45	5,125,000	5,729,135

TOTAL KANSAS		19,335,533

Kentucky - 1.8%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. d/b/a King's Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/40	1,200,000	1,241,472
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/20	485,000	498,601
5% 1/1/24	800,000	904,064
5% 1/1/27	1,500,000	1,739,640
5% 1/1/33	1,300,000	1,459,380
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2017 B:
5% 8/15/32	2,680,000	2,978,418
5% 8/15/33	1,325,000	1,466,351
5% 8/15/35	1,500,000	1,642,665
Kentucky Econ. Dev. Fin. Auth. Rev. Louisville Arena Auth., Inc. Series 2017 A, 5% 12/1/47 (FSA Insured)	855,000	923,716
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 119) Series 2018:
5% 5/1/27	2,255,000	2,630,412
5% 5/1/29	1,865,000	2,180,427
5% 5/1/30	1,250,000	1,449,325
5% 5/1/31	535,000	622,654
5% 5/1/32	280,000	323,915
5% 5/1/33	630,000	724,973
5% 5/1/34	720,000	824,184
5% 5/1/35	425,000	478,877
5% 5/1/36	360,000	403,816
Series 2016 B, 5% 11/1/26	11,400,000	13,263,558
Louisville & Jefferson County:
Series 2013 A:
5.5% 10/1/33	1,275,000	1,424,902
5.75% 10/1/38	3,105,000	3,477,817
Series 2016 A:
5% 10/1/31	6,400,000	7,204,480
5% 10/1/32	7,745,000	8,668,204
5% 10/1/33	4,400,000	4,911,808
Louisville/Jefferson County Metropolitan Gov. Series 2012 A:
5% 12/1/28	405,000	434,018
5% 12/1/30	405,000	431,491
Pikeville Hosp. Rev. (Pikeville Med. Ctr., Inc. Proj.) Series 2011, 6.5% 3/1/41	1,000,000	1,069,870

TOTAL KENTUCKY		63,379,038

Louisiana - 0.6%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015, 5% 6/1/20	3,750,000	3,906,338
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2009, 6.75% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	800,000	816,352
Louisiana Pub. Facilities Auth. Rev. (Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/25	445,000	522,728
5% 12/15/27	2,000,000	2,354,040
5% 12/15/29	1,200,000	1,386,972
New Orleans Gen. Oblig. Series 2012:
5% 12/1/24	2,455,000	2,707,669
5% 12/1/25	2,400,000	2,642,376
Tobacco Settlement Fing. Corp. Series 2013 A:
5% 5/15/21	610,000	643,581
5% 5/15/23	2,500,000	2,724,525
5.5% 5/15/29	5,000,000	5,042,200

TOTAL LOUISIANA		22,746,781

Maine - 1.2%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	1,730,000	1,802,055
Series 2013, 5% 7/1/33	1,000,000	1,057,400
Series 2016 A:
4% 7/1/41	1,165,000	1,128,058
4% 7/1/46	1,515,000	1,437,508
5% 7/1/41	480,000	507,970
5% 7/1/46	330,000	347,936
Series 2017 D, 5.75% 7/1/38	275,000	275,844
Series 2018 A:
5% 7/1/30	1,185,000	1,388,595
5% 7/1/31	1,100,000	1,276,209
5% 7/1/34	2,000,000	2,285,180
5% 7/1/35	2,745,000	3,124,469
5% 7/1/36	3,250,000	3,682,413
5% 7/1/37	3,000,000	3,378,480
5% 7/1/38	2,275,000	2,550,343
5% 7/1/43	4,500,000	5,002,650
Series 2018, 5% 7/1/48	4,235,000	4,802,109
Maine Tpk. Auth. Tpk. Rev.:
Series 2015, 5% 7/1/37	1,700,000	1,922,224
Series 2018:
5% 7/1/33	700,000	827,218
5% 7/1/34	1,000,000	1,176,310
5% 7/1/35	1,100,000	1,287,011
5% 7/1/36	2,000,000	2,329,280

TOTAL MAINE		41,589,262

Maryland - 0.3%
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	1,655,000	1,812,109
Series 2010, 5.625% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	1,100,000	1,159,499
Series 2015, 5% 7/1/40	2,000,000	2,148,240
Series 2016 A:
4% 7/1/42	780,000	769,462
5% 7/1/35	2,055,000	2,258,794
5% 7/1/38	1,125,000	1,220,490
Rockville Mayor & Council Econ. Dev. (Rfdg.-Ingleside King Farm Proj.) Series 2017:
2.5% 11/1/24	875,000	835,100
3% 11/1/25	640,000	620,909
5% 11/1/30	230,000	248,416

TOTAL MARYLAND		11,073,019

Massachusetts - 1.2%
Massachusetts Commonwealth Trans. Fund Rev. (Rail Enhancement & Accelerated Bridge Prog.) Series 2018 A, 5% 6/1/48	7,780,000	8,867,333
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	1,015,000	1,127,553
(Tufts Med. Ctr. Proj.) Series 2011, 6.75% 1/1/36	400,000	434,920
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 4% 7/1/44	10,000,000	9,952,300
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/30	1,165,000	1,314,819
5% 10/1/33	1,355,000	1,504,863
Series 2015 D, 5% 7/1/44	2,575,000	2,728,161
Series BB1, 5% 10/1/46	4,230,000	4,725,206
Massachusetts Gen. Oblig.:
Series 2017 A:
5% 4/1/33	3,280,000	3,826,350
5% 4/1/36	1,280,000	1,471,987
Series 2017 D:
5% 2/1/33	3,265,000	3,801,570
5% 2/1/35	2,850,000	3,282,972

TOTAL MASSACHUSETTS		43,038,034

Michigan - 4.1%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/37 (FSA Insured)	1,035,000	1,112,449
Detroit Wtr. Supply Sys. Rev.:
Series 2006 B, 7% 7/1/36 (Pre-Refunded to 7/1/19 @ 100)	1,400,000	1,430,086
Series 2009, 6.25% 7/1/36 (Pre-Refunded to 7/1/19 @ 100)	1,500,000	1,527,675
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A:
5% 7/1/43	1,500,000	1,698,270
5% 7/1/48	6,500,000	7,336,810
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 5% 5/15/28	1,455,000	1,660,330
Lansing Board of Wtr. & Lt. Util. Rev. 5.5% 7/1/41	1,000,000	1,080,400
Michigan Bldg. Auth. Rev. (Facilities Prog.):
Series 2015 I:
5% 4/15/27	14,000,000	16,485,420
5% 4/15/28	2,000,000	2,345,540
Series 2016 I, 5% 4/15/24	705,000	813,408
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	1,845,000	2,076,548
(Trinity Health Proj.) Series 2017:
5% 12/1/35	9,085,000	10,423,584
5% 12/1/42	1,035,000	1,164,499
Series 2012 A:
4.125% 6/1/32 (Pre-Refunded to 6/1/22 @ 100)	2,350,000	2,525,522
5% 6/1/20 (Escrowed to Maturity)	750,000	780,563
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	1,100,000	1,213,080
5% 6/1/39 (Pre-Refunded to 6/1/22 @ 100)	2,400,000	2,646,720
Series 2012:
5% 11/15/36	1,300,000	1,394,614
5% 11/15/42	2,950,000	3,144,022
Series 2013, 5% 8/15/29	3,865,000	4,292,160
Series 2015 MI, 5% 12/1/25	3,000,000	3,516,570
Series 2016:
5% 11/15/32	4,815,000	5,411,097
5% 11/15/41	1,085,000	1,169,652
Michigan Hosp. Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2008 C, 5% 12/1/32	345,000	401,332
Bonds (Ascension Health Cr. Group Proj.) Series F5:
1.9%, tender 4/1/21 (a)	4,395,000	4,373,728
2.4%, tender 3/15/23 (a)	1,720,000	1,728,720
6.5% 12/1/33	125,000	125,170
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds Series CC, 1.45%, tender 9/1/21 (a)	6,380,000	6,164,292
Portage Pub. Schools Series 2016:
5% 11/1/33	1,000,000	1,146,790
5% 11/1/36	1,250,000	1,414,188
5% 11/1/37	1,000,000	1,127,190
Univ. of Michigan Rev. Series 2017 A, 5% 4/1/42	15,370,000	17,543,472
Warren Consolidated School District Series 2016:
5% 5/1/28	4,100,000	4,733,819
5% 5/1/29	4,230,000	4,868,899
Wayne County Arpt. Auth. Rev.:
Series 2015 D:
5% 12/1/30	1,300,000	1,495,676
5% 12/1/31	2,300,000	2,633,799
5% 12/1/40 (FSA Insured)	3,000,000	3,355,920
Series 2015 G:
5% 12/1/31	1,500,000	1,717,695
5% 12/1/32	1,500,000	1,710,660
5% 12/1/33	2,000,000	2,272,880
Series 2015, 5% 12/1/29	1,600,000	1,850,576
Series 2017 A:
5% 12/1/28	600,000	713,400
5% 12/1/29	550,000	648,725
5% 12/1/30	700,000	817,264
5% 12/1/33	350,000	404,495
5% 12/1/37	500,000	566,645
5% 12/1/37	270,000	304,663
Series 2017 C, 5% 12/1/28	1,100,000	1,313,653
Western Michigan Univ. Rev.:
5.25% 11/15/19 (Assured Guaranty Corp. Insured)	3,015,000	3,023,793
5.25% 11/15/22 (Assured Guaranty Corp. Insured)	4,640,000	4,653,456

TOTAL MICHIGAN		146,359,919

Minnesota - 1.0%
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A:
5% 2/15/48	7,080,000	7,712,952
5% 2/15/58	11,845,000	12,809,894
Duluth Independent School District #709 Ctfs. of Prtn. Series 2009 B, 4% 3/1/21	1,500,000	1,500,090
Maple Grove Health Care Sys. Rev.:
Series 2015, 5% 9/1/27	1,285,000	1,441,372
Series 2017:
3% 5/1/19	1,000,000	1,002,222
4% 5/1/22	500,000	529,125
5% 5/1/23	500,000	556,170
5% 5/1/24	1,200,000	1,362,900
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Allina Health Sys. Proj.) Series 2017 A:
5% 11/15/20	675,000	713,765
5% 11/15/24	1,780,000	2,067,968
5% 11/15/25	1,365,000	1,612,966
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/29	1,000,000	1,154,790
5% 10/1/32	715,000	807,850
5% 10/1/33	875,000	984,025
5% 10/1/45	1,035,000	1,122,375
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/40 (Pre-Refunded to 11/15/25 @ 100)	700,000	830,081

TOTAL MINNESOTA		36,208,545

Missouri - 0.6%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/29	1,470,000	1,653,603
Hannibal Indl. Dev. Auth. Health Facilities Rev. (Hannibal Reg'l. Healthcare Sys. Proj.) Series 2017:
5% 10/1/42	3,425,000	3,736,230
5% 10/1/47	2,125,000	2,309,896
Kansas City Santn Swr. Sys. R Series 2018 B:
5% 1/1/21	575,000	610,920
5% 1/1/26	240,000	286,409
5% 1/1/28	500,000	612,235
5% 1/1/33	475,000	558,215
Kansas City Spl. Oblig.:
5% 9/1/21	295,000	300,286
5% 9/1/22	500,000	508,960
5% 9/1/23	400,000	407,168
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. 5.125% 1/1/21	125,000	125,348
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Series 2015 B:
3.125% 2/1/27	400,000	412,468
3.25% 2/1/28	400,000	414,228
4% 2/1/40	400,000	406,636
5% 2/1/34	3,115,000	3,481,947
5% 2/1/36	1,200,000	1,333,140
5% 2/1/45	1,900,000	2,065,357
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A:
5% 9/1/38	1,060,000	1,065,565
5.125% 9/1/48	1,875,000	1,881,263

TOTAL MISSOURI		22,169,874

Nebraska - 0.5%
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Proj.) Series 2017, 4% 7/1/33	775,000	842,410
Lincoln Elec. Sys. Rev. Series 2018:
5% 9/1/31	2,000,000	2,358,720
5% 9/1/32	3,735,000	4,378,092
5% 9/1/33	2,240,000	2,611,504
Nebraska Pub. Pwr. District Rev.:
Series 2016 A:
5% 1/1/32	1,670,000	1,918,496
5% 1/1/34	1,000,000	1,139,990
Series 2016 B, 5% 1/1/32	5,000,000	5,744,000

TOTAL NEBRASKA		18,993,212

Nevada - 1.1%
Carson City Hosp. Rev. (Carson Tahoe Hosp. Proj.) Series 2017:
5% 9/1/37	2,705,000	2,913,880
5% 9/1/42	6,665,000	7,050,304
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2011 C, 5% 6/1/24	1,900,000	2,035,983
Series 2012 B, 5% 6/1/42	3,260,000	3,529,211
Series 2016 A:
5% 6/1/35	4,150,000	4,750,713
5% 6/1/36	6,000,000	6,842,880
Series 2016 B:
5% 6/1/34	7,495,000	8,606,658
5% 6/1/36	2,700,000	3,079,296

TOTAL NEVADA		38,808,925

New Hampshire - 1.2%
New Hampshire Health & Ed. Facilities Auth.:
(Concord Hosp.) Series 2017, 5% 10/1/42	2,000,000	2,201,920
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/32	250,000	286,815
5% 8/1/34	3,000,000	3,408,990
(Dartmouth-Hitchcock Oblgtd Grp Proj.):
Series 2018 A:
5% 8/1/31	1,300,000	1,502,462
5% 8/1/36	2,000,000	2,246,120
5% 8/1/37	2,400,000	2,677,608
Series 2018, 5% 8/1/35	2,750,000	3,106,593
(Partners Healthcare Sys., Inc. Proj.) Series 2017, 5% 7/1/41	2,100,000	2,346,057
Series 2017 B, 4.125% 7/1/24 (c)	965,000	966,515
Series 2017 C, 3.5% 7/1/22 (c)	320,000	320,064
Series 2017:
5% 7/1/36	1,200,000	1,320,912
5% 7/1/44	1,000,000	1,081,900
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/23	1,000,000	1,054,730
4% 7/1/32	900,000	919,836
Series 2016:
4% 10/1/38	1,165,000	1,147,781
5% 10/1/28	3,000,000	3,387,990
5% 10/1/32	5,160,000	5,683,069
5% 10/1/38	3,765,000	4,049,634
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 10/1/19	2,890,000	2,951,722
5% 2/1/20	1,300,000	1,341,746

TOTAL NEW HAMPSHIRE		42,002,464

New Jersey - 4.6%
New Jersey Ctfs. of Prtn. Series 2009 A:
5.125% 6/15/24 (Pre-Refunded to 6/15/19 @ 100)	1,500,000	1,518,960
5.25% 6/15/28 (Pre-Refunded to 6/15/19 @ 100)	1,000,000	1,013,090
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Gen. Oblig. Proj.):
Series 2015 XX, 5% 6/15/25	6,215,000	6,972,111
Series 2017 B, 5% 11/1/24	10,000,000	11,164,600
Series 2011 EE:
5% 9/1/20	1,255,000	1,309,279
5% 9/1/20 (Escrowed to Maturity)	3,395,000	3,561,830
Series 2013:
5% 3/1/23	7,040,000	7,663,533
5% 3/1/24	6,200,000	6,739,152
5% 3/1/25	700,000	758,905
Series 2015 XX:
5% 6/15/22	1,525,000	1,643,127
5% 6/15/23	1,000,000	1,094,480
5% 6/15/26	15,000,000	16,689,000
Series 2016 AAA:
5% 6/15/41	2,510,000	2,641,449
5.5% 6/15/30	4,995,000	5,680,014
Series 2016 BBB, 5% 6/15/22	3,120,000	3,361,675
New Jersey Edl. Facility Series 2016 A, 5% 7/1/29	2,625,000	2,967,641
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/20	500,000	519,085
5% 7/1/21	1,155,000	1,229,867
5% 7/1/22	155,000	169,066
5% 7/1/23	550,000	611,171
5% 7/1/24	435,000	490,858
5% 7/1/25	1,055,000	1,205,559
5% 7/1/25	470,000	537,074
5% 7/1/26	155,000	178,788
5% 7/1/27	235,000	269,538
5% 7/1/28	685,000	780,263
5% 7/1/30	1,000,000	1,157,110
Series 2016:
4% 7/1/48	1,800,000	1,745,388
5% 7/1/41	2,190,000	2,327,685
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA:
5% 6/15/46	10,700,000	11,234,893
5.25% 6/15/43	22,300,000	24,061,700
Series 2001 A, 6% 6/15/35	1,300,000	1,389,843
Series 2005 B, 5.25% 12/15/22 (AMBAC Insured)	400,000	441,660
Series 2014 AA, 5% 6/15/24	15,000,000	16,664,100
Series 2016 A:
5% 6/15/27	945,000	1,073,019
5% 6/15/28	3,225,000	3,634,607
5% 6/15/29	3,550,000	3,976,036
Series 2016 A-2, 5% 6/15/23	2,495,000	2,753,457
Series 2018 A:
5% 12/15/32	3,205,000	3,493,995
5% 12/15/33	3,205,000	3,488,514
5% 12/15/34	1,000,000	1,083,340
5% 12/15/35	3,205,000	3,458,548
Series AA, 5% 6/15/25	2,380,000	2,669,932

TOTAL NEW JERSEY		165,423,942

New York - 6.3%
Dorm. Auth. New York Univ. Rev.:
(Memorial Sloan-Kettring Cancer Ctr.) Series 2017 1, 5% 7/1/42	1,555,000	1,752,547
Series 2016 A, 5% 7/1/32	2,500,000	2,880,025
Hudson Yards Infrastructure Corp. New York Rev.:
Series 2012 A, 5.75% 2/15/47	1,975,000	2,121,229
Series 2017 A:
5% 2/15/33	3,595,000	4,165,850
5% 2/15/39	10,000,000	11,311,100
5% 2/15/42	9,860,000	11,078,302
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2017:
5% 9/1/33	500,000	580,435
5% 9/1/35	2,000,000	2,303,680
5% 9/1/36	1,135,000	1,302,708
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	17,050,000	18,243,500
New York City Gen. Oblig.:
Series 2009, 5.625% 4/1/29	85,000	85,510
Series 2012 A1, 5% 8/1/24	2,720,000	2,927,699
Series 2015 C, 5% 8/1/27	1,600,000	1,859,952
Series 2016 C and D, 5% 8/1/28	1,500,000	1,760,190
Series 2016 E, 5% 8/1/28	2,550,000	3,021,317
Series F, 5% 4/1/34	6,000,000	7,033,140
New York City Indl. Dev. Agcy. Rev.:
(Queens Ballpark Co. LLC Proj.) Series 2006, 5% 1/1/22 (AMBAC Insured)	1,000,000	1,002,400
(Yankee Stadium Proj.) Series 2006, 5% 3/1/31	1,000,000	1,007,610
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2011 EE, 5.375% 6/15/43	10,205,000	10,839,547
Series 2012 EE, 5.25% 6/15/30	6,300,000	6,958,413
Series 2013 EE, 5% 6/15/47	11,710,000	12,760,973
New York City Transitional Fin. Auth. Bldg. Aid Rev. Series S1, 5% 7/15/27	2,000,000	2,201,700
New York City Transitional Fin. Auth. Rev.:
Series 2015 E1, 5% 2/1/41	1,615,000	1,784,397
Series 2016 A, 5% 5/1/40	1,950,000	2,184,546
Series 2017 B, 5% 8/1/40	2,000,000	2,248,040
Series 2017 E, 5% 2/1/39	6,440,000	7,290,531
Series 2018 C2:
5% 5/1/32	5,300,000	6,295,658
5% 5/1/37	10,000,000	11,577,100
Series 2019 B1:
5% 8/1/34	2,000,000	2,357,220
5% 8/1/35	5,000,000	5,865,750
New York Convention Ctr. Dev. Corp. Rev. Series 2015:
5% 11/15/28	7,205,000	8,414,720
5% 11/15/29	5,000,000	5,815,650
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	2,000,000	2,202,940
New York Dorm. Auth. Sales Tax Rev.:
Series 2016 A:
5% 3/15/31	4,400,000	5,144,920
5% 3/15/32	1,945,000	2,259,682
5% 3/15/34	3,200,000	3,684,352
Series 2018 C, 5% 3/15/38	8,285,000	9,547,551
Series 2018 E, 5% 3/15/48	3,000,000	3,422,430
New York Metropolitan Trans. Auth. Rev.:
Series 2012 D, 5% 11/15/25	9,500,000	10,463,205
Series 2012 F, 5% 11/15/24	4,600,000	5,073,432
Series 2014 B, 5.25% 11/15/44	2,215,000	2,461,175
Series 2014 C, 5% 11/15/21	2,500,000	2,703,900
Series 2016 B, 5% 11/15/21	1,950,000	2,109,042
Series 2017 C-2:
0% 11/15/29	2,275,000	1,601,987
0% 11/15/33	5,600,000	3,276,224
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	3,700,000	4,275,424
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	3,130,000	3,651,333
Series 2017 C, 5% 3/15/31	2,375,000	2,808,271
Triborough Bridge & Tunnel Auth. Revs. 5% 11/15/22	1,970,000	2,208,547

TOTAL NEW YORK		227,925,854

North Carolina - 1.1%
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/35	2,000,000	2,324,300
5% 7/1/42	2,875,000	3,269,680
Series 2017 C:
4% 7/1/36	1,500,000	1,595,790
4% 7/1/37	1,500,000	1,588,950
5% 7/1/29	2,575,000	3,094,996
Nash Health Care Sys. Health Care Facilities Rev.:
Series 2003, 5.5% 11/1/26 (FSA Insured)	1,200,000	1,222,404
Series 2012, 5% 11/1/41	1,630,000	1,720,106
New Hanover County Hosp. Rev. Series 2017, 5% 10/1/29	3,500,000	4,097,065
North Carolina Med. Care Cmnty. Health Series 2017:
5% 10/1/30	630,000	632,155
5% 10/1/34	1,000,000	1,003,420
North Carolina Med. Care Commission Health Care Facilities Rev. (Rex Healthcare Proj.) Series 2010 A, 5% 7/1/30	2,780,000	2,882,971
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2009 A, 5% 1/1/30	285,000	285,690
Series 2015 A, 5% 1/1/28	3,500,000	4,095,490
Series 2015 C, 5% 1/1/29	8,000,000	9,316,720
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2010 A, 5% 5/1/32	2,900,000	3,005,357

TOTAL NORTH CAROLINA		40,135,094

North Dakota - 0.2%
Cass County Health Care Facilities Rev. (Essentia Health Obligated Group Proj.) Series 2008, 5.125% 2/15/37 (Assured Guaranty Corp. Insured)	1,500,000	1,543,515
McLean County Solid Waste Facilities Rev. (Great River Energy Projs.) Series 2010 B, 5.15% 7/1/40	3,700,000	3,824,875

TOTAL NORTH DAKOTA		5,368,390

Ohio - 2.1%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	4,200,000	4,594,800
Allen County Hosp. Facilities Rev. Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	1,600,000	1,752,512
American Muni. Pwr., Inc. (Solar Electricity Prepayment Proj.) Series 2019 A:
5% 2/15/38	1,500,000	1,703,880
5% 2/15/39	1,000,000	1,132,290
5% 2/15/44	3,150,000	3,529,764
American Muni. Pwr., Inc. Rev.:
(Greenup Hydroelectric Proj.):
Series 2016 A, 5% 2/15/41	4,000,000	4,397,200
Series 2016, 5% 2/15/46	1,280,000	1,400,397
(Prairie State Energy Campus Proj.) Series 2015, 5% 2/15/28	5,900,000	6,652,604
Series 2012 B:
5% 2/15/42	705,000	752,298
5% 2/15/42 (Pre-Refunded to 2/15/22 @ 100)	195,000	213,322
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/26 (FSA Insured)	500,000	572,980
5% 1/1/27 (FSA Insured)	2,175,000	2,486,025
5% 1/1/31 (FSA Insured)	1,000,000	1,124,810
Cleveland Gen. Oblig. Series C, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,050,000	1,078,172
Cleveland Income Tax Rev. Series 2018 A:
5% 10/1/35	2,000,000	2,311,240
5% 10/1/37	1,250,000	1,430,550
5% 10/1/38	1,500,000	1,710,255
Columbus City School District 5% 12/1/32	1,000,000	1,154,770
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	5,255,900
Franklin County Rev. (Trinity Health Proj.) Series 2017, 5% 12/1/47	8,235,000	9,145,709
Hamilton County Convention Facilities Auth. Rev. Series 2014, 5% 12/1/26	1,900,000	2,117,322
Lake County Hosp. Facilities Rev.:
Series 2015, 5% 8/15/26	1,170,000	1,342,189
6% 8/15/43	400,000	401,320
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37 (Pre-Refunded to 11/15/21 @ 100)	1,900,000	2,141,623
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/44	1,900,000	1,938,133
5% 2/15/48	4,400,000	4,473,700
Ohio Gen. Oblig. Series 2018 A, 5% 6/15/37	3,470,000	3,947,229
Ohio Hosp. Facilities Rev. Series 2017 A, 5% 1/1/31	2,500,000	2,980,900
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Proj.) Series 2005 A, 0% 2/15/42	5,800,000	2,324,408
Scioto County Hosp. Facilities Rev. Series 2016, 5% 2/15/29	1,265,000	1,441,480
Wood County Hosp. Facilities Rev. (Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	400,000	417,644
5% 12/1/42	505,000	518,751

TOTAL OHIO		76,444,177

Oklahoma - 0.7%
Canadian Cny Edl. Facilities Auth. (Mustang Pub. Schools Proj.) Series 2017:
5% 9/1/26	1,155,000	1,365,764
5% 9/1/28	1,180,000	1,375,325
Grand River Dam Auth. Rev. Series 2014 A, 5% 6/1/39	7,000,000	7,841,260
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/24	1,105,000	1,275,734
5% 10/1/32	1,100,000	1,266,221
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/33	600,000	665,208
5% 8/15/38	1,800,000	1,935,540
Oklahoma Dev. Fin. Auth. Rev.:
(Saint John Health Sys. Proj.) Series 2012, 5% 2/15/42 (Pre-Refunded to 2/15/22 @ 100)	3,625,000	3,965,605
Series 2012:
5% 2/15/21 (Escrowed to Maturity)	955,000	1,016,254
5% 2/15/24 (Pre-Refunded to 2/15/22 @ 100)	1,800,000	1,969,128
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev. Series 2014 A, 5% 1/1/38	3,705,000	4,202,026

TOTAL OKLAHOMA		26,878,065

Oregon - 1.1%
Clackamas County Hosp. Facility Auth. (Willamette View Proj.) Series 2017 B, 3% 11/15/22	425,000	425,315
Oregon Bus. Dev. Commn Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	18,000,000	18,224,280
Oregon State Dept. of Administrative Svcs. Lottery Rev. Series 2011 A:
5.25% 4/1/31	260,000	278,385
5.25% 4/1/31 (Pre-Refunded to 4/1/21 @ 100)	1,640,000	1,762,098
Polk Marion & Benton School District # 13J Series B, 0% 12/15/38	2,115,000	991,597
Washington, Multnomah & Yamhill County School District #1J Series 2017:
5% 6/15/33	1,080,000	1,268,363
5% 6/15/35	3,135,000	3,645,597
5% 6/15/36	3,000,000	3,474,480
5% 6/15/37	4,000,000	4,613,320
5% 6/15/38	3,000,000	3,446,280

TOTAL OREGON		38,129,715

Pennsylvania - 3.7%
Allegheny County Hosp. Dev. Auth. Rev. (Univ. of Pittsburgh Med. Ctr. Proj.) Series 2009 A, 4.7% 8/15/19	1,000,000	1,015,559
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/26	1,000,000	1,179,320
5% 7/15/38	1,000,000	1,130,930
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.):
Series 2011, 7% 11/15/46 (Pre-Refunded to 11/15/21 @ 100)	1,000,000	1,139,500
Series 2018 A, 5% 11/15/24	1,000,000	1,141,840
Coatesville Area School District Series 2017:
5% 8/1/21 (FSA Insured)	920,000	978,208
5% 8/1/22 (FSA Insured)	260,000	282,329
5% 8/1/23 (FSA Insured)	450,000	497,516
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A, 5% 6/1/29	1,330,000	1,532,985
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 A, 5% 7/1/46	830,000	862,221
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	2,450,000	2,387,574
Series B, 1.8%, tender 8/15/22 (a)	3,255,000	3,173,072
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	1,700,000	1,999,999
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A, 5% 10/1/23	2,345,000	2,582,760
Series 2016 A:
5% 10/1/30	4,350,000	4,903,103
5% 10/1/36	4,430,000	4,832,421
5% 10/1/40	2,045,000	2,195,389
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	7,240,000	7,092,304
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/35	750,000	844,748
5% 7/1/36	1,000,000	1,121,380
5% 7/1/37	800,000	892,512
5% 7/1/38	750,000	833,678
5% 7/1/43	2,000,000	2,198,880
Pennsylvania Gen. Oblig.:
Series 2015 1, 5% 3/15/31	2,130,000	2,418,466
Series 2015, 5% 3/15/33	2,460,000	2,776,848
Series 2016, 5% 2/1/29	8,935,000	10,316,351
Series 2017:
5% 1/1/26	10,420,000	12,214,637
5% 1/1/28	5,000,000	5,868,800
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.) Series 2016, 5% 5/1/35	1,585,000	1,764,787
Series 2016:
5% 5/1/29	1,000,000	1,151,750
5% 5/1/31	1,000,000	1,134,140
Series 2017 A, 5% 8/15/46	7,035,000	7,968,052
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2016 A, 5% 12/1/29 (FSA Insured)	5,630,000	6,524,776
Philadelphia Arpt. Rev. Series 2017 A:
5% 7/1/28	500,000	593,420
5% 7/1/29	500,000	589,685
5% 7/1/30	550,000	642,774
5% 7/1/31	600,000	696,318
5% 7/1/32	550,000	634,288
5% 7/1/33	600,000	688,578
5% 7/1/42	2,390,000	2,665,710
5% 7/1/47	2,000,000	2,222,980
Philadelphia Gas Works Rev.:
Series 2016 14, 5% 10/1/19	730,000	745,348
Series 9, 5.25% 8/1/40	2,325,000	2,426,393
5% 8/1/26	1,000,000	1,153,480
5% 8/1/27	1,000,000	1,150,240
5% 8/1/28	2,000,000	2,291,440
Philadelphia School District:
Series 2016 F, 5% 9/1/29	3,475,000	3,967,998
Series 2018 A:
5% 9/1/34	1,450,000	1,635,687
5% 9/1/35	1,000,000	1,122,850
Series 2018 B, 5% 9/1/43	1,395,000	1,520,090
Pittsburgh & Alleg County Parkin Series 2017:
5% 12/15/35	1,125,000	1,262,621
5% 12/15/37	500,000	556,310
Pocono Mountains Indl. Park Auth. (St. Luke's Hosp. - Monroe Proj.) Series 2015 A, 5% 8/15/40	1,795,000	1,938,187
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011, 5% 6/1/22 (Pre-Refunded to 6/1/21 @ 100)	1,000,000	1,074,180
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2015 A, 5% 6/1/26	735,000	836,327
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/33	1,000,000	1,130,440
5% 8/1/38	3,205,000	3,564,729
5% 8/1/48	2,850,000	3,138,192

TOTAL PENNSYLVANIA		135,205,100

Rhode Island - 0.3%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	4,680,000	5,049,720
5% 9/1/36	185,000	195,249
Series 2016:
5% 5/15/20	340,000	351,900
5% 5/15/21	2,000,000	2,120,620
5% 5/15/39	3,285,000	3,542,150

TOTAL RHODE ISLAND		11,259,639

South Carolina - 3.1%
Lancaster County School District ( South Carolina Gen. Oblig. Proj.) Series 2017, 5% 3/1/22	1,845,000	2,025,478
Richland County School District #2 Gen. Oblig. (South Carolina Gen. Oblig. Proj.) Series 2015 A, 5% 2/1/23	2,380,000	2,674,025
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015, 5% 12/1/24	4,535,000	5,206,815
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev.:
(Bon Secours Health Sys. Proj.) Series 2013, 5% 11/1/28 (Pre-Refunded to 11/1/22 @ 100)	1,800,000	1,999,188
Series 2013, 5% 11/1/27 (Pre-Refunded to 11/1/22 @ 100)	2,900,000	3,220,914
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 E, 5.5% 12/1/53	14,025,000	14,957,943
Series 2014 A:
5% 12/1/49	16,565,000	17,351,506
5.5% 12/1/54	14,400,000	15,440,112
Series 2015 A, 5% 12/1/50	2,045,000	2,143,037
Series 2015 E, 5.25% 12/1/55	3,265,000	3,490,383
Series 2016 B:
5% 12/1/35	3,630,000	3,984,107
5% 12/1/36	5,445,000	5,952,801
Series 2016 C:
5% 12/1/22	500,000	547,800
5% 12/1/23	840,000	936,079
5% 12/1/24	515,000	582,583
5% 12/1/25	600,000	686,676
5% 12/1/26	1,000,000	1,152,840
5% 12/1/27	1,600,000	1,832,448
South Carolina Trans. Infrastructure Bank Rev. Series 2015 A, 5% 10/1/23	1,430,000	1,624,652
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	9,915,000	9,718,485
4% 4/15/48	6,915,000	6,683,209
5% 4/15/48	9,380,000	10,231,047

TOTAL SOUTH CAROLINA		112,442,128

South Dakota - 0.2%
South Dakota Health & Edl. Facilities Auth. Rev.:
Series 2014 B, 5% 11/1/44	5,000,000	5,394,900
Series 2017:
5% 7/1/30	850,000	989,213
5% 7/1/35	725,000	817,670

TOTAL SOUTH DAKOTA		7,201,783

Tennessee - 0.8%
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/20	1,500,000	1,562,370
5% 7/1/23	500,000	557,610
5% 7/1/24	1,000,000	1,115,220
5% 7/1/25	1,000,000	1,112,110
Shelby County Health Edl. & Hsg. Facilities Board Rev. (Methodist Le Bonheur Health Proj.) Series 2017 A:
5% 5/1/22	705,000	773,604
5% 5/1/23	1,600,000	1,794,912
5% 5/1/25	1,300,000	1,515,280
5% 5/1/27	1,230,000	1,469,838
5% 5/1/29	1,240,000	1,466,511
5% 5/1/30	2,395,000	2,809,143
5% 5/1/31	1,260,000	1,466,728
Tennessee Energy Acquisition Corp. Bonds:
(Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	6,645,000	6,942,630
Series 2018, 4%, tender 11/1/49	6,255,000	6,606,594

TOTAL TENNESSEE		29,192,550

Texas - 9.9%
Arlington Spl. Tax Rev. Series 2018 C, 5% 2/15/45	1,730,000	1,809,840
Austin Wtr. & Wastewtr. Sys. Rev. Series 2016, 5% 11/15/37	4,010,000	4,571,641
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/40	2,000,000	2,179,200
5% 1/1/45	1,000,000	1,082,430
Series 2016:
5% 1/1/40	3,000,000	3,283,560
5% 1/1/46	1,800,000	1,955,160
Corpus Christi Util. Sys. Rev. 5% 7/15/23	3,400,000	3,739,286
Cypress-Fairbanks Independent School District:
Series 2014 C, 5% 2/15/44	3,175,000	3,508,470
Series 2016, 5% 2/15/27	1,885,000	2,232,443
Dallas Area Rapid Transit Sales Tax Rev. Series 2016 A, 5% 12/1/33	1,625,000	1,878,386
Dallas Fort Worth Int'l. Arpt. Rev. Series 2010 A, 5% 11/1/42	5,200,000	5,420,012
Dallas Gen. Oblig. Series 2017:
5% 2/15/29	3,420,000	4,052,221
5% 2/15/30	4,935,000	5,807,952
Dallas Independent School District Bonds Series 2016:
5%, tender 2/15/22 (a)	30,000	32,819
5%, tender 2/15/22 (a)	1,925,000	2,096,941
Frisco Independent School District Series 2009, 5.375% 8/15/39 (Assured Guaranty Corp. Insured)	2,610,000	2,654,135
Granbury Independent School District 0% 8/1/19	1,000,000	991,518
Grand Parkway Trans. Corp.:
Bonds Series 2018 B, 5%, tender 10/1/23 (a)	10,590,000	11,935,777
Series 2013 B:
5% 4/1/53	27,390,000	29,420,969
5.25% 10/1/51	25,400,000	27,693,112
5.5% 4/1/53	2,300,000	2,535,520
Series 2018 A:
5% 10/1/36	5,000,000	5,795,400
5% 10/1/37	10,000,000	11,530,300
5% 10/1/43	5,500,000	6,238,265
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. (Baylor College of Medicine Proj.) Series 2012 A, 5% 11/15/37	3,800,000	4,129,080
Harris County Toll Road Rev. (Harris County Toll Road Auth. Proj.) Series 2018 A, 5% 8/15/33	2,000,000	2,340,220
Houston Arpt. Sys. Rev.:
Series 2011 B:
5% 7/1/25	1,460,000	1,564,594
5% 7/1/26	3,000,000	3,212,010
Series 2018 D:
5% 7/1/29	1,900,000	2,299,532
5% 7/1/30	2,500,000	2,997,850
5% 7/1/31	2,250,000	2,675,318
5% 7/1/32	2,000,000	2,361,660
Houston Gen. Oblig. Series 2017 A, 5% 3/1/29	1,080,000	1,282,381
Houston Independent School District Series 2017, 5% 2/15/35	1,600,000	1,851,568
Houston Util. Sys. Rev.:
Series 2014 C, 5% 5/15/28	1,485,000	1,698,350
Series 2016 B, 5% 11/15/33	1,400,000	1,618,176
Series 2018 D, 5% 11/15/43	1,845,000	2,110,256
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/33	1,055,000	1,167,569
5% 10/15/34	1,670,000	1,837,835
5% 10/15/44	835,000	895,220
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.) Series 2018:
5% 5/15/33	4,510,000	5,239,718
5% 5/15/35	2,125,000	2,448,978
Series 2015 B:
5% 5/15/30	4,500,000	5,149,980
5% 5/15/31	7,200,000	8,208,504
Series 2015 D:
5% 5/15/27	1,500,000	1,737,435
5% 5/15/29	2,150,000	2,469,963
New Hope Cultural Ed. Facilities Finc (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/28	1,500,000	1,790,280
5% 8/15/47	1,205,000	1,342,936
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/29	2,100,000	2,371,551
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A, 5% 1/1/35	1,300,000	1,478,867
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/30	1,425,000	1,640,360
5% 1/1/34	1,000,000	1,143,630
5% 1/1/36	1,200,000	1,360,596
5% 1/1/37	4,705,000	5,313,498
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	265,000	304,252
5% 1/1/31	370,000	421,985
5% 1/1/33	1,500,000	1,714,305
Series 2008 I, 6.2% 1/1/42 (Assured Guaranty Corp. Insured)	1,700,000	2,045,525
Series 2009, 6.25% 1/1/39	560,000	561,887
Series 2011 A:
5.5% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	6,870,000	7,510,353
6% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	2,100,000	2,322,054
Series 2014 A:
5% 1/1/23	950,000	1,061,169
5% 1/1/24	2,500,000	2,848,925
Series 2015 A, 5% 1/1/32	1,550,000	1,742,557
Series 2015 B, 5% 1/1/31	7,115,000	8,048,630
Series 2016 A:
5% 1/1/32	3,000,000	3,421,980
5% 1/1/39	1,000,000	1,109,330
Series 2017 A, 5% 1/1/43	6,500,000	7,309,315
Series 2018, 0% 1/1/29 (Assured Guaranty Corp. Insured)	15,110,000	11,315,426
Northside Independent School District Bonds 2%, tender 6/1/21 (a)	1,915,000	1,911,093
San Antonio Elec. & Gas Sys. Rev.:
Series 2012, 5.25% 2/1/25	1,600,000	1,902,192
Series 2017:
5% 2/1/32	1,250,000	1,475,175
5% 2/1/34	1,500,000	1,751,565
5% 2/1/47	7,500,000	8,406,000
San Antonio Gen. Oblig. Series 2018:
5% 8/1/37	1,315,000	1,540,312
5% 8/1/38	3,470,000	4,048,900
San Antonio Independent School District Series 2016, 5% 8/15/31	2,010,000	2,342,454
San Antonio Wtr. Sys. Rev. Series 2012:
5% 5/15/25	3,540,000	3,890,885
5% 5/15/26	7,000,000	7,682,080
Southwest Higher Ed. Auth. Rev.:
(Southern Methodist Univ. Proj.) Series 2016 A:
5% 10/1/40	3,525,000	3,962,981
5% 10/1/45	4,000,000	4,471,040
(Southern Methodist Univ., TX. Proj.) Series 2017:
5% 10/1/32	750,000	879,833
5% 10/1/41	1,500,000	1,703,925
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. Series 2015, 5% 9/1/30	5,000,000	5,555,850
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A:
5% 2/15/25	395,000	458,595
5% 2/15/41	8,335,000	9,220,177
Texas Gen. Oblig.:
Series 2014 A, 5% 10/1/44	3,000,000	3,334,740
Series 2016, 5% 4/1/41	3,120,000	3,517,020
Series 2017 B, 5% 10/1/36	3,300,000	3,832,620
Series A, 5% 10/1/23	1,500,000	1,712,085
Texas State Univ. Sys. Fing. Rev. Series 2017 A:
5% 3/15/28	3,045,000	3,627,935
5% 3/15/31	2,000,000	2,339,480
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/30	3,455,000	4,018,372
5% 2/15/33	3,500,000	3,997,875
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B, 5% 7/1/29	940,000	1,111,954

TOTAL TEXAS		358,616,103

Utah - 0.4%
Salt Lake City Arpt. Rev.:
Series 2017 B:
5% 7/1/34	1,640,000	1,888,706
5% 7/1/35	1,500,000	1,721,445
5% 7/1/36	1,500,000	1,713,075
5% 7/1/37	1,000,000	1,137,280
Series 2018 B:
5% 7/1/43	3,000,000	3,396,540
5% 7/1/48	3,000,000	3,381,060
Utah Associated Muni. Pwr. Sys. Rev. Series 2012 A, 5% 9/1/25 (Pre-Refunded to 9/1/22 @ 100)	1,680,000	1,865,304

TOTAL UTAH		15,103,410

Vermont - 0.2%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (Champlain College Proj.) Series 2016 A:
5% 10/15/41	2,400,000	2,560,800
5% 10/15/46	2,800,000	2,974,244

TOTAL VERMONT		5,535,044

Virginia - 0.5%
Fredericksburg Econ. Dev. Auth. Rev. 5% 6/15/26	1,960,000	2,201,335
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 2008 B, 2.15%, tender 9/1/20 (a)	6,000,000	5,993,460
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	370,000	370,477
Series 2016:
4% 6/15/37	345,000	347,615
5% 6/15/28	1,000,000	1,145,450
5% 6/15/33	225,000	250,749
5% 6/15/36	1,000,000	1,100,680
Virginia College Bldg. Auth. Edl. Facilities Rev. Series 2015 A, 5% 1/1/40	1,400,000	1,585,066
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A:
5% 5/15/32	475,000	563,963
5% 5/15/33	2,000,000	2,359,100
Winchester Econ. Dev. Auth. Series 2015, 5% 1/1/44	2,500,000	2,720,275

TOTAL VIRGINIA		18,638,170

Washington - 2.8%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series A, 0% 6/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,200,000	911,568
Port of Seattle Rev. Series 2016:
5% 2/1/25	1,250,000	1,454,688
5% 2/1/28	2,000,000	2,339,180
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2013 B, 5% 12/1/26	3,880,000	4,320,652
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/37	1,000,000	1,138,630
5% 1/1/38	1,000,000	1,134,580
Tobacco Settlement Auth. Rev. Series 2013, 5% 6/1/22	3,500,000	3,784,375
Washington Gen. Oblig.:
Series 2015 C:
5% 2/1/33	1,500,000	1,700,325
5% 2/1/34	2,400,000	2,710,560
Series 2017 D, 5% 2/1/33	2,100,000	2,441,817
Series 2018 D, 5% 8/1/33	5,450,000	6,386,528
Series C, 0% 6/1/21 (AMBAC Insured)	5,000,000	4,784,950
Series R-2017 A:
5% 8/1/27	945,000	1,131,883
5% 8/1/28	945,000	1,126,119
5% 8/1/30	945,000	1,110,432
Washington Health Care Facilities Auth. Rev.:
(Catholic Health Initiatives Proj.) Series 2008 D, 6.375% 10/1/36	7,000,000	7,024,010
(MultiCare Health Sys. Proj.):
Series 2008 B, 6% 8/15/39 (Pre-Refunded to 8/15/19 @ 100)	1,500,000	1,533,510
Series 2010 A, 5.25% 8/15/20	2,325,000	2,368,640
(Overlake Hosp. Med. Ctr. Proj.) Series 2010, 5.5% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	3,800,000	3,996,232
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/29	405,000	476,904
5% 7/1/31	860,000	992,105
5% 7/1/34	2,645,000	2,991,707
5% 7/1/35	2,350,000	2,642,599
5% 7/1/36	2,250,000	2,513,633
5% 7/1/42	9,220,000	10,122,269
(Providence Health Systems Proj.):
Series 2012 A, 5% 10/1/24	6,700,000	7,410,468
Series 2018 B:
5% 10/1/30	1,200,000	1,429,848
5% 10/1/31	1,500,000	1,771,950
5% 10/1/32	1,035,000	1,214,997
5% 10/1/33	2,500,000	2,911,900
(Seattle Children's Hosp. Proj.) Series 2009, 5.625% 10/1/38 (Pre-Refunded to 10/1/19 @ 100)	2,200,000	2,256,672
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/29	2,250,000	2,548,440
5% 8/15/30	1,000,000	1,123,910
Series 2015, 5% 1/1/26	2,000,000	2,313,560
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/34	1,600,000	1,743,104
5% 10/1/35	1,000,000	1,085,270
5% 10/1/40	1,625,000	1,732,299
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev. (Judson Park Proj.) Series 2018:
4% 7/1/28 (c)	100,000	98,151
5% 7/1/33 (c)	100,000	103,535
5% 7/1/38 (c)	100,000	102,409
5% 7/1/48 (c)	300,000	304,722

TOTAL WASHINGTON		99,289,131

West Virginia - 0.3%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds 1.9%, tender 4/1/19 (a)	4,555,000	4,551,809
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A, 5% 1/1/33	1,840,000	2,087,498
West Virginia Univ. Revs. (West Virginia Univ. Projs.) Series 2014 A, 5% 10/1/44	2,900,000	3,243,418

TOTAL WEST VIRGINIA		9,882,725

Wisconsin - 1.3%
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.):
Series 2017 A:
5% 5/15/25 (c)	705,000	755,090
5% 5/15/28 (c)	580,000	619,243
5.25% 5/15/37 (c)	190,000	198,677
5.25% 5/15/42 (c)	235,000	243,928
5.25% 5/15/47 (c)	235,000	243,112
5.25% 5/15/52 (c)	435,000	447,615
Series 2017 B-1 3.95% 11/15/24 (c)	195,000	195,932
Series 2017 B-2, 3.5% 11/15/23 (c)	250,000	250,045
Series 2017 B-3, 3% 11/15/22 (c)	345,000	345,028
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (c)	515,000	519,285
5% 10/1/48 (c)	615,000	617,768
5% 10/1/53 (c)	1,050,000	1,050,725
Wisconsin Health & Edl. Facilities:
Bonds Series 2018 B, 5%, tender 1/29/25 (a)	10,000,000	11,550,200
Series 2010:
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	370,000	390,387
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	630,000	664,713
Series 2014:
4% 5/1/33	1,475,000	1,493,039
5% 5/1/23	1,410,000	1,548,589
5% 5/1/25	775,000	861,149
Series 2015, 5% 12/15/44	10,000,000	10,673,800
Series 2016, 5% 2/15/29 (Pre-Refunded to 8/15/25 @ 100)	1,290,000	1,518,898
Series 2017 A:
5% 9/1/30	1,270,000	1,412,024
5% 9/1/32	1,100,000	1,205,072
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010, 5.5% 7/1/40 (Pre-Refunded to 7/1/20 @ 100)	1,000,000	1,051,640
Series 2013 B:
5% 7/1/26 (Pre-Refunded to 7/1/23 @ 100)	750,000	849,218
5% 7/1/36 (Pre-Refunded to 7/1/23 @ 100)	1,900,000	2,151,351
Series 2012:
5% 10/1/24	1,400,000	1,544,340
5% 6/1/27	1,000,000	1,076,270
5% 6/1/39	1,190,000	1,260,472
Wisconsin St Gen. Fund Annual Appropriation Series 2019 A, 5% 5/1/29	3,000,000	3,604,860

TOTAL WISCONSIN		48,342,470

Wyoming - 0.1%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	2,600,000	2,643,581
TOTAL MUNICIPAL BONDS
(Cost $3,415,490,065)		3,486,130,416
	Shares	Value

Money Market Funds - 2.3%
Fidelity Tax-Free Cash Central Fund, 1.42% (f)(g)
(Cost $84,000,000)	83,991,601	84,000,000
TOTAL INVESTMENT IN SECURITIES - 98.9%
(Cost $3,499,490,065)		3,570,130,416
NET OTHER ASSETS (LIABILITIES) - 1.1%		41,372,432
NET ASSETS - 100%		$3,611,502,848

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,319,786 or 0.6% of net assets.

 (d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.

 (g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Tax-Free Cash Central Fund	$414,229
Total	$414,229

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$3,486,130,416	$--	$3,486,130,416	$--
Money Market Funds	84,000,000	84,000,000	--	--
Total Investments in Securities:	$3,570,130,416	$84,000,000	$3,486,130,416	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	26.4%
Health Care	24.0%
Transportation	16.2%
Electric Utilities	8.3%
Special Tax	6.6%
Others* (Individually Less Than 5%)	18.5%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,415,490,065)	$3,486,130,416
Fidelity Central Funds (cost $84,000,000)	84,000,000
Total Investment in Securities (cost $3,499,490,065)		$3,570,130,416
Cash		35,150,954
Receivable for fund shares sold		1,914,966
Interest receivable		38,547,362
Distributions receivable from Fidelity Central Funds		50,352
Prepaid expenses		4,388
Receivable from investment adviser for expense reductions		623,605
Other receivables		9,041
Total assets		3,646,431,084
Liabilities
Payable for investments purchased on a delayed delivery basis	$11,500,000
Payable for fund shares redeemed	17,022,072
Distributions payable	4,962,504
Accrued management fee	1,067,897
Other affiliated payables	309,540
Other payables and accrued expenses	66,223
Total liabilities		34,928,236
Net Assets		$3,611,502,848
Net Assets consist of:
Paid in capital		$3,543,354,130
Total distributable earnings (loss)		68,148,718
Net Assets, for 317,718,033 shares outstanding		$3,611,502,848
Net Asset Value, offering price and redemption price per share ($3,611,502,848 ÷ 317,718,033 shares)		$11.37

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2019
Investment Income
Interest		$119,003,215
Income from Fidelity Central Funds		414,229
Total income		119,417,444
Expenses
Management fee	$12,999,153
Transfer agent fees	3,099,393
Accounting fees and expenses	603,955
Custodian fees and expenses	26,923
Independent trustees' fees and expenses	16,734
Registration fees	134,225
Audit	80,728
Legal	7,262
Miscellaneous	24,644
Total expenses before reductions	16,993,017
Expense reductions	(7,871,777)
Total expenses after reductions		9,121,240
Net investment income (loss)		110,296,204
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,269,012)
Total net realized gain (loss)		(2,269,012)
Change in net unrealized appreciation (depreciation) on investment securities		(1,393,192)
Net gain (loss)		(3,662,204)
Net increase (decrease) in net assets resulting from operations		$106,634,000

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2019	Year ended January 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$110,296,204	$103,753,347
Net realized gain (loss)	(2,269,012)	14,800,741
Change in net unrealized appreciation (depreciation)	(1,393,192)	16,885,586
Net increase (decrease) in net assets resulting from operations	106,634,000	135,439,674
Distributions to shareholders	(117,926,798)	–
Distributions to shareholders from net investment income	–	(103,677,226)
Distributions to shareholders from net realized gain	–	(14,330,519)
Total distributions	(117,926,798)	(118,007,745)
Share transactions
Proceeds from sales of shares	1,289,299,373	1,185,580,313
Reinvestment of distributions	55,686,296	60,877,913
Cost of shares redeemed	(1,499,889,554)	(607,578,370)
Net increase (decrease) in net assets resulting from share transactions	(154,903,885)	638,879,856
Total increase (decrease) in net assets	(166,196,683)	656,311,785
Net Assets
Beginning of period	3,777,699,531	3,121,387,746
End of period	$3,611,502,848	$3,777,699,531
Other Information
Undistributed net investment income end of period		$45,711
Shares
Sold	114,579,701	103,174,916
Issued in reinvestment of distributions	4,941,784	5,314,256
Redeemed	(133,580,163)	(53,049,241)
Net increase (decrease)	(14,058,678)	55,439,931

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Tax-Free Bond Fund

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.39	$11.30	$11.77	$11.91	$11.18
Income from Investment Operations
Net investment income (loss)A	.340	.352	.377	.401	.414
Net realized and unrealized gain (loss)	.003B	.139	(.408)	(.124)	.734
Total from investment operations	.343	.491	(.031)	.277	1.148
Distributions from net investment income	(.340)	(.352)	(.377)	(.401)	(.417)
Distributions from net realized gain	(.023)	(.049)	(.062)	(.016)	(.001)
Total distributions	(.363)	(.401)	(.439)	(.417)	(.418)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$11.37	$11.39	$11.30	$11.77	$11.91
Total ReturnD	3.09%	4.38%	(.31)%	2.43%	10.45%
Ratios to Average Net AssetsE,F
Expenses before reductions	.46%	.46%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	3.02%	3.06%	3.21%	3.46%	3.59%
Supplemental Data
Net assets, end of period (000 omitted)	$3,611,503	$3,777,700	$3,121,388	$3,069,030	$2,922,473
Portfolio turnover rateG	23%	17%	23%	9%	5%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2019

1. Organization.

Fidelity Tax-Free Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and capital loss carryforwards.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$87,008,357
Gross unrealized depreciation	(16,193,716)
Net unrealized appreciation (depreciation)	$70,814,641
Tax Cost	$3,499,315,775

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(2,189,333)
Net unrealized appreciation (depreciation) on securities and other investments	$70,814,641

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,189,333)

The tax character of distributions paid was as follows:

	January 31, 2019	January 21, 2018
Tax-exempt Income	$110,484,531	$103,677,226
Long-term Capital Gains	7,442,267	14,330,519
Total	$117,926,798	$ 118,007,745

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $803,162,913 and $930,775,159, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .08% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .02%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,942 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .25% of average net assets. This reimbursement will remain in place through May 31, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $7,825,030.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $26,923.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $19,824.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Tax-Free Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Tax-Free Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 14, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 260 funds. Mr. Chiel oversees 155 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Actual	.25%	$1,000.00	$1,020.70	$1.27
Hypothetical-C		$1,000.00	$1,023.95	$1.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

During fiscal year ended 2019, 100% of the fund's income dividends was free from federal income tax, and 0.00% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Tax-Free Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Tax-Free Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2017.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, fees and expenses of the Independent Trustees, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.25% through March 31, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SFB-ANN-0319
1.769635.117

Item 2.

Code of Ethics

As of the end of the period, January 31, 2019, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity SAI Tax-Free Bond Fund, Fidelity Series Large Cap Value Index Fund and Fidelity Tax-Free Bond Fund (the “Funds”):

Services Billed by Deloitte Entities

January 31, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Tax-Free Bond Fund	$44,000	$-	$4,900	$300
Fidelity Series Large Cap Value Index Fund	$47,000	$100	$6,300	$1,400
Fidelity Tax-Free Bond Fund	$52,000	$100	$5,100	$1,500

January 31, 2018 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Tax-Free Bond Fund	$-	$-	$-	$-
Fidelity Series Large Cap Value Index Fund	$48,000	$100	$6,300	$1,500
Fidelity Tax-Free Bond Fund	$54,000	$100	$5,100	$1,200

A Amounts may reflect rounding.

B Fidelity SAI Tax-Free Bond Fund commenced operations on October 2, 2018.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	January 31, 2019A,B	January 31, 2018A,B
Audit-Related Fees	$290,000	$3,000
Tax Fees	$5,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI Tax-Free Bond Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	January 31, 2019A,B	January 31, 2018A,B
Deloitte Entities	$775,000	$320,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI Tax-Free Bond Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	March 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	March 27, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	March 27, 2019